Exhibit 10.7

LIQUID GOLD TECHNOLOGIES CORPORATION

AND AFFILIATES

Evaluation of the selected leases in

Lincoln and Logan Counties, OK

Reserves and Valuations

as of Jan 1st, 2022

Prepared for:

Alpha Energy Inc.

Prepared by:

Liquid Gold Technologies

and affiliates

Feb 15th, 2022

February 15, 2022 Alpha Energy Inc.

Re: Certified SEC Reserves and Valuation Report for Alpha Energy Inc. for selected leases in Lincoln and Logan Counties, Oklahoma

At the request of Alpha Energy Inc.(Alpha ), Liquid Gold Technologies, lnc. (LGT) has conducted a review of Alpha's oil and gas reserves, valuation data and reports as pertains to procedures and methodologies used as described by Alpha as Alpha's proved reserves, future production and the discounted future net income as of January 1, 2022 regarding properties known as Alpha's Logan 1 and Rogue Projects, otherwise known as the Alpha leases in Lincoln and Logan Counties, OK Oil & Gas lease interest and wells, based upon the statements of Alpha, without independent verification, used in Alpha's supplied data to LGT regarding Alpha's interests in the field and wells. LGT has used LGT's interpretations of Alpha's supplied data and the SEC's definition and disclosure guidelines of the United States Securities and Exchange Commission (SEC) contained in Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009 in the Federal Register (SEC regulations). LGT's Reserves and Valuation Report dated February 15, 2022 is presented here based upon Alpha's and the firm's statements and supplied data. LGT prepared this report for public disclosure by Alpha in filings made with the SEC in accordance with the disclosure requirements set forth in the SEC regulations. The estimated reserves shown herein represent LGT's estimated net reserves attributable to the leasehold and royalty interests in certain properties as represented to be under contract to be purchased by Alpha effective as of January 1, 2022, in addition to the State of Oklahoma lease acquired by Alpha in December 2021 . The Alpha supplied reports and data reviewed by LGT were used by LGT, without audit, to produce the reserves determinations of such property and wells and otherwise known as the properties ("Properties").

Interests

The report and properties referred to herein and produced by LGT represent, as per Alpha supplied data, various percent of Alpha 's anticipated working and net revenue interest. The properties are located in NW/4 Section 36, T16N-R2E in Lincoln County and SE/4 Section 1, S/2 Section 2 ,and E/2 & W/2 SW/4 Section 11 in T17N-R3W in Logan County, OK. . Based on Alpha’s reports, their net revenue interest ownership is on average approximately 75.62%, with a range of 81.25% to 72.39% representing the net revenue interest across the 880 gross leased acres in Logan County and 160 leased acres in Lincoln County, OK. The total net proved oil and natural gas hydrocarbons reserves is estimated within this acreage based on these anticipated ownership percentages as of January 1, 2022. The leased acreage location, areas, and shapes was provided by Alpha, without audit, and used in the analysis of the estimated reserves.

Expenses

The anticipated capital expenditures or lease operating expenses (LOE) associated with the development of the lease acreage and the extraction of the oil and gas resource was from Authorization for Expenditure (AFE) information provided by Alpha. The LOE for each vertical well is projected to be $750 per month per well and $2,500 per month per horizontal well, once each well is brought online.

On the property, there are five (5) wells are currently active and should undergo a modest workover (clear out sand, provide acid treatment if needed) at an estimated capital cost of $15,000 per well. The cost of initiating behind-the-pipe production of the Redfork, Cleveland, Hunton, Carmichael, and lower Mississippian formations in selected wells is anticipated to also be $15,000 per well. There is not expected to be any comingling of production in these wells since they are inactive, though plugs should be employed as necessary. There are also eighteen inactive wells that should be brought online with a similar modest workover. These wells produced exclusively out of the Miss Lime and their initial production is anticipated to be profitable.

There is solid potential for the development of horizontal and vertical proven undeveloped wells on Logan I. The capital expenditures to drill and complete new proven, undeveloped (PUDs) verticals wells is $600,000 per new well. The capital expenditures to drill and complete undeveloped (PUDs) horizontal wells range from $2,700,000 to $3,150,000 per new well depending on lateral length.

Pricing

As of January 1, 2022, LGT has used the trailing-twelve-month (TTM) January 1, 2022 Cushing, Oklahoma WTI oil price average and the Henry Hub January 1, 2022 TTM natural gas price average. The pricing used by LGT were held constant throughout the life of the properties. A detailed table in the appendix summarizes the TTM NYMEX WTI oil price average used by LGT.

The product prices which were used by LGT to determine the future gross revenue for each property were not adjusted for gravity, quality, local conditions, gathering and transportation fees, operational efficiency, or distance from market, referred to as the "differentials."

The average realized prices shown in the table below were determined by LGT before production taxes. LGT's estimate of the total oil and gas prices for the Central Oklahoma area are shown. The data shown is presented in accordance with SEC disclosure requirements.

Geographic Area	Date	Product	Average Realized Prices
Henry Hub TTM Average	TTM average January 1, 2022	Gas	3.708/MBTU
NYMEX WTI TTM Average	TTM average January 1, 2022	Oil	$65.27/Bbl.

Reserves

LGT's estimated reserves and future net income amounts, based upon Alpha 's supplied data, are related to hydrocarbon prices. Alpha has informed LGT that in preparation of their supplied data they have supplied LGT with accurate data. As of January 5, 2022, LGT has used the January 1, 2022 trailing- twelve-month (TTM) oil prices average based on Cushing, Oklahoma WTI prices. As of January 5, 2022, LGT has used the January 1, 2022 TTM natural gas prices based on Henry Hub natural gas prices average. Actual future prices may vary significantly from these contracted prices, therefore, volumes of reserves actually recovered, and the amounts of income actually received may differ significantly from the estimated quantities and values presented in this report. A summary of the report’s findings are as follows:

SEC PARAMETERS

Estimated PV10

160 leased acres and 880 gross leased acres, more or less Lincoln and Logan Counties, OK, respectively

As of January1, 2022, Proven and Probable

	Producing	Non-Producing	Behind Pipe	Undeveloped Drilled	Total Proved
Proven Net Reserves	PDP	PDNP	PBP	PUD	PROVEN
Gas- M CF	316,200	132,950	378,630	0	827,780
Oil/Condensate- Bbl.	46,980	20,460	25,150	0	92,590
SEC PV- 10% ( BOE) ( $)	$2,712,410	$815,540	$1,893,580	0	$5,421,530
TOTAL PV- 10% VALUATION	$5,421,530
Probable Net Reserves					PROBABLE
Gas- MCF	0	0	9,120	3,696,150	3,705,270
Oil/Condensate- Bbl.	0	0	11,930	1,154,890	1,166,820
SEC PV- 10% ( BOE) ( $)	0	0	$476,070	$42,972,400	$43,448,470
TOTAL PROB PV- 10% VALUATION	$43,448,470
TOTAL PROVEN + PROB PV-10% VALUATION	$48,870,000

The BOE factor in the table above is based on January 2022 TTM oil and gas prices average. Liquid hydrocarbons are expressed in standard 42- gallon barrels. All gas volumes are reported on as "as-sold basis" expressed in thousands of cubic feet (MCF) at the official temperature and pressure bases of the areas in which the gas reserves are located. In the report, discounted future net income data are expressed as U.S. dollars ($).

Reserves included in this Report

The productive formation found within on the Logan property includes formations such as the Viola, Miss Lime, Carmichael, Redfork, Cleveland, Hunton, and the Wilcox, with the vast majority of wells producing from the Miss Lime. The breakdown of the wells consists of five (5) active producing wells and six (6) inactive wells. Of the five active wells, all five are producing from the upper-mid Miss Lime, and one is producing from both the Viola dolomite and Miss Lime formations. Four of these producing wells are scheduled for a simple workover in order to stimulate additional production since these four wells presently have low recovery (<10%) rates of original- oil-in-place (OOIP).

Of the six inactive wells, all six can be brought on-line with a modest workover effort and expense. These wells almost exclusively produced from the Miss Lime. While some of these wells may prove to be noncommercial or marginally profitable, the distributed risk across all six wells is anticipated to be clearly profitable. In addition, three (3) inactive wells were identified with proven production behind-the-pipe (bypass). These wells, with simple perforation and acid treatment, would be sufficient to stimulate production.

Categories of Reserves

In LGT's opinion, and using the Alpha supplied statements and data, this report is of the procedures and methodologies used to determine the proved reserves conforms to the definitions as set forth in the Securities and Exchange Commission's Regulations Part 210.4- 10(a). An abridged version of the SEC reserves definitions from 210.4-10(a) entitled "Petroleum Reserves Definitions" is included as an attachment to this report.

The various proved reserve status categories are defined under the attachment entitled "Petroleum Reserves Definitions" in this report. The proved developed non-producing reserves included in this report consist of shut-in and behind pipe categories and Proved Undeveloped reserves are projected from wells remaining to be drilled with reasonable certainty to by likely to produce similar volumes of oil and gas reserves given the identical economic conditions that exist.

Reserves are "estimated remaining quantities of oil and gas and related substances anticipated to be producible, as of a given date, after completion of development projects to known accumulations." All reserve estimates involve an assessment of the uncertainty relating to the likelihood that the actual remaining quantities recovered will be greater or less that the estimated quantities determined as of the date the estimate is made. The uncertainty depends chiefly on the number of reliable statements and data supplied by Alpha and the geologic and engineering data available at the time of the estimate. Alpha 's statements and data were taken as accurate without detailed audit of the statements and data supplied. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves. Reserves may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability. At Alpha 's request, only proved reserves attributable to the properties were reviewed.

Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward. The proved reserves were estimated using deterministic methods as described. If deterministic methods are used, the SEC has defined reasonable certainty for proved reserves as a "high degree of confidence that the quantities will be recovered."

Proved reserve estimates will generally be revised only as additional geologic or engineering data become available or as economic conditions change. For proved reserves, the SEC states that "as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to the reserves with time, reasonably certain estimated resources are much more likely to increase or remain constant than to decrease" given the statements and data available and taken as accurate. Moreover, estimates of proved reserves may be revised because of future operations, effects of regulation by governmental agencies or geopolitical or economic change and risks. Therefore, any proved reserves are estimates only and should not be construed as being exact quantities, and if recovered, the revenues there from, and the actual costs related thereto, could be more or less than the estimated amounts.

Data, Methodology, Procedure, and Assumptions

The estimation of reserves involves two distinct determinations. The first determination results in the estimation of the quantities of recoverable oil and gas and the second determination results in the estimation of the uncertainty associated with those estimated quantities in accordance with definitions set forth by the Securities and Exchange Commission Regulations Part 210.4- 10(a). The process of estimating the quantities of recoverable oil and gas reserves relies on the use of certain generally accepted analytical procedures. These analytical procedures fall into three broad categories or methods: (1) performance-based methods; (2) volumetric-based methods; and (3) analogy. These methods may be used singularly or in combination by the reserve evaluator in the process of estimating the quantities of reserves.

Reserve evaluators must select the method or combination of methods which in their professional judgment is most appropriate given the nature and amount or reliable geoscience and engineering data available at the time of the estimate, the established or anticipated performance characteristics of the reservoir being evaluated and the stage of development or producing maturity of the property.

In many cases, the analysis of the available geoscience and engineering data and the subsequent interpretation of this data may indicate a range of possible outcomes in an estimate, irrespective of the method selected by the evaluator. When a range in the quantity of reserves is identified, the evaluator must determine the uncertainty associated with the incremental quantities of the reserves. If the reserve quantities are estimated using the deterministic incremental method, the uncertainty for each discrete incremental quantity of the reserves is addressed by the reserve category assigned by the evaluator.

Therefore, it is the categorization of reserve quantities as proved, probable and/or possible that addresses the inherent uncertainty in the estimated quantities reported. For proved reserves, the SEC defines uncertainty wherein the "quantities actually recovered are much more likely than not to be achieved." This report refers only to estimates of proven reserves and their valuation as of January 1, 2022. The SEC states that "probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are likely as not to be recovered." The SEC states that "possible reserves are those additional reserves that are less certain to be recovered than probable reserves and the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves." All quantities of reserves within the same reserve category must meet the SEC definitions as noted above.

Estimates of reserves quantities and their associated reserve categories may be revised in the future as additional geoscience or engineering data become available. Furthermore, estimates of reserves quantities and their associated reserve categories may also be revised due to factors such as changes in economic conditions, results of future operations, effects of regulation by governmental agencies or geopolitical or economic risks as previously noted.

The proved reserves for the properties as reviewed and estimated by LGT, based upon data supplied by Alpha without audit, include but are not limited to performance methods, the volumetric method, analogy, or a combination of methods. The performance methods used by LGT include, but may not be limited to, decline curve analysis that utilized extrapolations of historical production and pressure data available through January 1, 2022 in those cases where such data were considered to be definitive. The statements and data supplied by Alpha were furnished to LGT by Alpha and were considered factual and sufficient for the purpose without audit. The volumetric method, analogy, or a combination of methods determined other proved reserves.

100 percent of the proved developed non-producing and the proved un- developed reserves that were reviewed were estimated by LGT by the analogy and volumetric method. The data utilized from the analogies and volumetric data were considered sufficient for the purpose.

As stated previously, proved reserves must be anticipated to be producible from a given dat~~e~~ forward based upon economic conditions including prices and costs at which producibility from a reservoir is determined. LGT has taken certain of Alpha 's primary statements of their economic data as factual without audit and certain of Alpha 's other data as factual without audit. The ratio of the TTMs for oil and gas were used to calculate the BOE factor utilized. The BOE factor was calculated to be 20.48.The effect of derivative instruments designated as price hedges of oil and gas quantities are not reflected in Alpha 's individual property evaluations since derivatives are not used by Alpha.

LGT's forecasts for future production rates are based upon historical performance from wells in the region. Where no production decline trends have been established by LGT due to the limited historical production records from wells on the properties, surrounding similar wells historical production records have been used and extrapolated to wells of the property. An estimated rate of decline was then applied by LGT to depletion of the reserves or thirty (30) years, whichever occurs first.

Test data and other related information were used by LGT to estimate the anticipated initial production rates from wells or locations that are not currently producing. For reserves not yet on production, sales were estimated to commence at an anticipated date furnished by Alpha . Wells or locations that are not currently producing may or may not start producing earlier or later than anticipated by Alpha estimates due to unforeseen factors causing such changes. Such factors may include further interpretation, delays due to weather, the availability of Alpha , the sequence of drilling, completing and/or recompleting wells and/or constraints set by regulatory bodies or other changes.

The future production rates from wells currently on production, or wells or locations that are not currently producing, may be more or less than estimated because of changes including, but not limited to, accuracy of statements and data supplied by Alpha, reservoir performance, operating conditions, compression and artificial lift, pipeline capacity and/or operating conditions, producing market demand and/or allowables, prices, or other constraints, which may be set by regulatory bodies.

Operations that generate Alpha ’s income may vary and be subject to various levels of governmental controls and regulations. These controls and regulations may include, but not be limited to, matters relating to land tenure and leasing, the legal requirement to produce hydrocarbons, drilling and production practices, environmental protection, marketing and pricing policies, royalties, various taxes, and levies including income tax which may be subject to change from time to time. Such changes in governmental regulations and policies may cause volumes of proved reserves and amounts of income to differ significantly from the estimated quantities.

The estimation of proved reserves is based upon Alpha 's supplied statements and data and Alpha 's stated interests owned by Alpha ; however, LGT has not made any field or leases or land title examination of the properties. No consideration was given to potential environmental liabilities that may exist nor were any costs included for potential liabilities to restore and clean up damages, if any, caused by past or future operating practices. All reserves were estimated based on single unit spacing from productive wells and contiguous productive formations based on geological and engineering data.

Alpha has informed LGT that Alpha have furnished LGT with all of the material accounts, records, geological and engineering data, reports and other statements and data in their possession required for this investigation. LGT has not confirmed this by audit of Alpha files. In performing LGT's review of Alpha 's forecast of future prices, production and income, LGT has relied upon Alpha 's statements and data furnished to LGT by Alpha as accurate without independent verification with respect to use of proper and accurate economics, property interests owned by Alpha , production and well tests from examined wells, product prices, any geological and engineering data supplied by Alpha . LGT reviewed such data for its reasonableness; however, LGT has not conducted an independent verification of the statements or data furnished by Alpha . LGT considers the statements and data furnished to LGT by Alpha to be appropriate for the purpose of this review of Alpha 's property interest. In summary, LGT considers the assumptions, data, methods, and analytical procedures used by Alpha and reviewed by LGT to be appropriate for the purpose hereof, and LGT has used all such methods and procedures that LGT considers necessary and appropriate under the circumstances to render LGT's conclusions as stated.

Opinion

Based on LGT's review, including LGT's statements and data, technical processes and methodologies stated and/or used by LGT, it is LGT's opinion that the overall procedures and methodologies utilized in preparing LGT's estimates of the proved reserves, future production and discounted future net income as of January 1, 2022 to comply with current SEC regulations and that the overall proved reserves, future production and discounted future net income for the reviewed properties as estimated by LGT are, in the aggregate, reasonable within established SEC guidelines.

Standards of Independence and Professional Qualifications

LGT is an independent petroleum geological, geophysical, and engineering consulting firm that has been providing petroleum-consulting services and qualified reserves evaluations and certified reserves and valuation reports for clients throughout the world for over thirty years. LGT is an employee-owned incorporated firm and maintains offices in Dallas, Texas U.S.A. LGT has numerous extensively experienced and licensed engineers and geoscientists as our consulting staff.

No single client or job represents a material portion of LGT’s annual revenue. LGT employees do not serve as an officer or director of any publicly traded oil and gas company and LGT is separate and independent from the operating and investment decision- making process of our clients. LGT does not own interests in any of our client's properties. This allows LGT to bring the highest level of independence and objectivity to each engagement for our services.

LGT and its affiliate consultants actively participates in industry-related professional societies and organizations and has been performing reserves evaluations according to SEC regulation and requirements for over twenty-five years for major oil and gas corporations as well as mid-sized and small independent oil and gas companies worldwide.

LGT and its affiliate engineers and geoscientists are required to receive the appropriate professional accreditation in the form of registered or certified professional engineer's license or a registered or certified professional geoscientist's credentials from an appropriate governmental authority or from the recognized self-regulating professional organizations and to maintain such credentials in active up to date status.

LGT is independent with respect to Alpha. Neither LGT nor any of LGT's employees have any interest in the subject properties, and neither the employment to do these services nor the compensation to perform such services is contingent upon LGT's reviews or estimates of reserves for any properties or client.

The results of this report, presented herein, are based upon technical review and analysis by teams of consulting geoscientists and engineers for LGT. The professional qualifications of the undersigned, the technical person primarily responsible for overseeing, reviewing, and approving the review of the reserve information discussed in this report, are included as an attachment to this letter.

Terms of Usage

LGT has provided Alpha with a digital version and a signed copy of this reserves and valuation report. In the event there are any differences between the digital version and this signed copy and medallioned report, this signed report shall control and supersede the digital version.

The data and work papers used in the preparation and report are available for examination by authorized parties in LGT’s offices at an arranged time and date. Please contact LGT if we can be of further service.

Respectfully,

LGT

This

Space

Left

Blank

Intentionally

Additional tables

Table 1: PUD Project Information date 1-January-2022.

Table II: PUD Summary of Hyperbolic Decline dated 1-January-2022. Table Ill: PUD Reserve Economic Proforma Report dated 1-January-2022. Table IV: PDNP Project Information date 1-January-2022.

Table V: PDNP Reserve Economic Proforma Report dated 1-January-2022.

Table VI: Proven Behind-Pipe Project Information dated 1-January-2022.

Table VII: Proven Behind-Pipe Reserve Economic Proforma Report dated 1-January- 2022.

Table VIII: PDP Project Information dates 1-January-2022.

Table IX: PDP Reserve Economic Proforma Report dates 1-January-2022.

Table X: Probable Behind-Pipe Reserve Economic Proforma Report dated 1-January- 2022.

Table XI: Probable Undeveloped Reserve Economic Proforma Report dated 1-January- 2022.

Appendix: TTM Average of Oil and Gas Prices

Professional Qualifications of Primary Technical Persons

Dr. Robert Miles

Dr. Robert Miles received his B.S. with distinction from the US Naval Academy, and M.S. and PhD degrees in Material Physics from the California Institute of Technology (Caltech).

He presently is the Chief Executive Officer and President of Liquid Gold Technologies. Dr. Miles was previously an employee of Hunt Oil and Sevin Rosen Funds (SRF), where he led Hunt Oil’s efforts in the evaluation of all technological advancements in the areas of oil and gas exploration and reservoir development. He has worked through the years with SRF and an exploration firm to study the efficacy and opportunities of a range of reconnaissance and exploration technologies and the opportunities utilizing advanced signal processing.

Previously, he was a partner at Koch Industries, where he led successful startups in areas of exploration and reconnaissance technologies, and advanced materials. He also served as a manager at McKinsey & Company, consulting for several Fortune 500 energy companies on operations, risk management, and capital efficiency. Prior to McKinsey, he worked at Jet Propulsion Labs in Pasadena, California on Remote Sensing algorithms and measurements for characterizing material characteristics. He also did research at IBM Research Labs in Yorktown Heights, New York on material analysis and characterization.

Among his achievements are:

●	Invention of the QuickLook process, which involves the mathematical “stacking” of numerous disparate geological and geophysical datasets with different geostatistical characteristics.
●	Co-led or led discovery of many new fields in both nationally and internationally including selected areas in United States and South America.

Joseph Rochefort

Joseph Rochefort received his M.S. in Geology from Texas Tech University, and his B.S. in Geophysics and Geology from Texas Christian University. He is a certified Petroleum Geologist, certified Petroleum Geophysicist, and SEC Recognized Reservoir Analyst.

He is presently a consultant for LGT and performs a wide variety of E&P services including field development, certified SEC reserves reports, reservoir modeling, FTC M&A oversight reports, drilling and prospect analysis, sedimentary, and carbonate structural and diagenetic field exploration and developments, well operations and log analysis for and with various U.S. and International entities and clients.

He has previously worked at Mobil and Exxon as an Exploration Geologist and in their global corporate New Exploration and Production Ventures Division.

Among his achievements are:

●	Multiple industry and public SEC reserves analyses and reservoir evaluations for majors, independents, and for various governmental entities.
●	Recognition as an Expert Oil and Gas Industry Witness.
●

Acquisition of exploration and production interests of over 43,000 acres interest in 4 U.S. basins with subsequent direction of drilling discoveries of four fields and further drilling development of 8 producing fields with market valuation of $ 2.2 Billion.

●	Development, supervision, and successful completion of acquisition, development, operations, drilling, Mergers & Acquisition projects, ranging in CapEx from $5 Million to ~~$~~200 million.

PETROLEUM RESERVES DEFINITIONS

As Adapted From:

RULE 4-10(a) of REGULATION S-X PART 210

UNITED STATES SECURITIES AND EXCHANGE COMMISSION (SEC) PREAMBLE

On January 14, 2009, the United States Securities and Exchange Commission (SEC) published the "Modernization of Oil and Gas Reporting: Final Rule" in the Federal Register of National Archives and Records Administration (NARA). The "Modernization of Oil and Gas Reporting: Final Rule" includes revisions and additions to the definition section of Rule 4-10 of Regulation S-X, revisions and additions to the oil and gas reporting requirements in Regulation S-K, and amends and codifies Industry Guide 2 in Regulation S-K. The Modernization of Oil and Gas Reporting; Final Rule", including all references to Regulation S-X and Regulation S-K, shall be referred to herein collectively as the "SEC regulations". The SEC regulations take effect for all filings made with th e United States Securities and Exchange Commission as of January 31, 2009, or after January 1, 2010. Reference should be made to the full text under Title 17, Code of Federal Regulations, Regulation S-X Part 210, Rule 4-10(a) for complete definitions (direct passages excerpts in part or wholly from the aforementioned SEC document are incorporated herein in italics).

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. All reserves estimates involve an assessment of the uncertainty relating the likelihood that the actual remaining quantities recovered will be greater or less than the estimated quantities determined as of the date the estimate is made. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability. Under SEC regulations as of January 31, 2009, or after January 1, 2010, a company may optionally disclose estimated quantities of probable or possible oil and gas reserves in documents publicly filed with the SEC. The SEC regulations continue to prohibit disclosure of estimates of oil and gas resources other than reserves and any estimated values of such resources in any document publicly filed with the SEC unless such information is required to be disclosed in the document by foreign or state law as noted in 229.1202 Instruction to item 1202.

Reserves estimates will generally be revised only as additional geologic or engineering data become available or as economic conditions change.

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, natural gas cycling, waterflooding, thermal methods, chemical and/or biological methods, and the use of miscible and immiscible displacement fluids as well as other methods.

Reserves may be attributed to either conventional or unconventional petroleum accumulations.

Petroleum accumulations are considered as to be either conventional or unconventional based on the nature of their in-place characteristics, extraction method applied, or degree of processing prior to sale. Examples of unconventional petroleum accumulations include coalbed or coal seam methane (CBM/CSM), basin-centered gas, shale gas, gas hydrates, natural bitumen and oil shale deposits. These unconventional accumulations may require specialized extraction technology and/or significant processing prior to sale.

Reserves do not include quantities of petroleum being held in inventory.

Because of the differences in uncertainty, caution should be exercised when aggregating quantities of petroleum from different reserves categories.

RESERVES (SEC DEFINITIONS)

The Securities and Exchange Commission Regulation S-X 210.4-10(a)(26) defines reserves as follows:

Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal Alpha to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note to paragraph (a)(26): Reserves should not be assigned to adjacent rese1Voirs Isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Rese1Ves should not be assigned to areas that are clearly separated from known accumulation by a non-productive rese1Voir (i.e., absence of reservoir, structurally lowreservoir, or negative test results). Such areas may contain prospective resources (potentially recoverable resources fromundiscovered accumulations).

PROVED RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulation S-X 210.4-10(a)(22) defines proved oil and gas reserves as follows:

Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible - from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations - prior to the time at which contracts providing the Alpha to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

PETROLEUMRESERVES DEFINITI ONS

Page18

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil and gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes alower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-of- the- month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

RESERVES STATUS DEFINITIONS AND

GUIDELINES

As Adapted From:

RULE 4-10(a) of REGULATION S-X PART 210

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION (sec)

And

PETROLEUM RESOURCES MANAGEMENT

SYSTEM (SPE-PRMS)

Sponsored and Approved by:

SOCIETY OF PETROLEUM

ENGINEERS (SPE) WORLD

PETROLEUM COUNCIL (WPC)

AMERICAN ASSOCIATION OF PETROLEUM

GEOLOGISTS (AAPG) SOCIETY OF PETROLEUM

EVALUATION ENGINEERS (SPEE)

Reserves status categories define the development and producing status of wells and reservoirs. Reference should be made to Title 17, Code of Federal Regulations, Regulation S-X Part 210, Rule 4-10(a) and SPE-PRMS as the following reserves status definitions are based on excerpts from the Alpha documents (direct passages excerpted from the aforementioned SEC and SPE-PRMS documents are denoted in italics herein).

DEVELOPED RESERVES ( SEC DEFINITIONS)

Securities and Exchange Commission Regulations S-X 210.4-10(a)(6) defines developed oil and gas reserves as follows:

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time or the reserves estimate if the extraction is by means not involving a well.

Developed Producing (SPE-PRMS Definitions)

While not a requirement for disclosure under the SEC regulations, developed oil and gas reserves may be further sub-classified according to the guidance contained in the SPE-PRMS as Producing or Non-Producing.

Developed Producing Reserves

Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate.

Improved recovery reserves are considered producing only after the improved recovery project is in operations.

Developed Non-Producing (PDNP)

Developed Non-Producing reserves include shut-in and behind-pipe reserves.

Shut-in

Shut-in Reserves are expected to be recovered from:

(1)	completion intervals which are open at the time of the estimate, but which have not started producing;
(2)	wells which were shut-in for market conditions or pipeline connections; or
(3)	wells not capable of production for mechanical reasons.

Behind-Pipe

Behind-pipe Reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future re-completion prior to start of production.

In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

UNDEVELOPED RESERVES (SEC DEFINITIONS)

Securities and Exchange Commission Regulation S-X 210.4-10(a)(31) defines undeveloped oil and gas reserves as follows:

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longertime.

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery techniques is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

Table I: PDNP Project Information date 1-January-2022.

BASIC PROJECT INFORMATION
Description	Units	Value
Evaluation date		January 2022
Prepared by		Dr. Robert Miles
Interest owner		Alpha Energy Inc.
Well &/or Lease name		Various leased areas
Field &/or Reservoir name		Lawrie West
County		Logan
State		OK
Operator name		Alpha Energy Texas Operating LLC
Project name		Logan I and Rogue
Reserve category		Proven
Effective month & year		January 2022
Selected discount rate	%	10%
ECONOMIC AND INVESTMENT DATA
Net Revenue Interest (avg)%		77.2
Total acreage	acres	880
PRICING DATA
Oil price	$/Bbl.	65.27
Oil price Esc and start date		0
Gas price	$/MCF	3.708
Gas price Esc and start date		0

The expected production from the six (6) reworked wells in Logan I and two reworked wells in Rogue along with their decline parameters were determined through information provided by Alpha. The Logan I wells produced from the upper and lower Miss Lime while the Rogue wells produced from the Hunton formation. Decline curve analysis was performed on the PDNP wells using PhDwin software and curve fitting algorithms. Average recoverable reserves are estimated to be on average 2,901 barrels of oil and about 17,023 MCF per PDNP well, with an initial production of roughly three barrels of oil per day. Based on information from Alpha, LGT assumed a remaining lifetime of both restarted and reworked wells to be four and a half (4.5) years, afterward they will become uneconomic.

Table II: PDNP Reserve Economic Proforma Report dated 1-January-2022.

Date : 02/26/2022 3:31:27PM

# ECONOMIC SUMMARY PROJECTION

Total

**Project Name :** Logan I
**Partner :** All Cases
**Case Type :** GRAND TOTAL CASE

As Of Date : 01/01/2022
Discount Rate (%) : 10.00
All Cases

**Cum Oil (Mbbl) :** **0.09**
**Cum Gas (MMcf) :** **0.59**

| Year | Gross Oil (Mbbl) | Gross Gas (MMcf) | Net Oil (Mbbl) | Net Gas (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil Revenue (M$) | Gas Revenue (M$) | Misc. Revenue (M$) |
|---|---|---|---|---|---|---|---|---|---|
| 2022 | 5.31 | 34.51 | 4.09 | 26.61 | 65.27 | 3.71 | 267.22 | 98.66 | 0.00 |
| 2023 | 7.01 | 45.57 | 5.22 | 33.96 | 65.27 | 3.71 | 340.84 | 125.91 | 0.00 |
| 2024 | 4.73 | 30.71 | 3.52 | 22.89 | 65.27 | 3.71 | 229.89 | 84.87 | 0.00 |
| 2025 | 3.40 | 22.11 | 2.54 | 16.49 | 65.27 | 3.71 | 165.63 | 61.13 | 0.00 |
| 2026 | 2.50 | 16.25 | 1.89 | 12.26 | 65.27 | 3.71 | 123.14 | 45.46 | 0.00 |
| 2027 | 1.77 | 11.55 | 1.40 | 9.11 | 65.27 | 3.71 | 91.20 | 33.79 | 0.00 |
| 2028 | 1.43 | 9.27 | 1.13 | 7.31 | 65.27 | 3.71 | 73.73 | 27.12 | 0.00 |
| 2029 | 0.84 | 5.46 | 0.67 | 4.32 | 65.27 | 3.71 | 43.62 | 16.03 | 0.00 |
| **Rem** | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| **Total** | **26.99** | **175.41** | **20.46** | **132.95** | **65.27** | **3.71** | **1,335.27** | **492.99** | **0.00** |
| **Ult** | **27.08** | **176.01** | | | | | | | |

| Year | Well Count | Net Tax Production (M$) | Net Tax AdValorem (M$) | Net Investment (M$) | Net Lease Costs (M$) | Net Well Costs (M$) | Other Costs (M$) | Net Profits (M$) | Annual Cash Flow (M$) | Cum Disc. Cash Flow (M$) |
|---|---|---|---|---|---|---|---|---|---|---|
| 2022 | 9.00 | 25.98 | 5.12 | 120.00 | 0.00 | 47.25 | 0.00 | 0.00 | 167.53 | 158.28 |
| 2023 | 9.00 | 33.14 | 6.53 | 0.00 | 0.00 | 76.50 | 0.00 | 0.00 | 350.58 | 463.61 |
| 2024 | 9.00 | 22.35 | 4.41 | 0.00 | 0.00 | 76.50 | 0.00 | 0.00 | 211.51 | 631.00 |
| 2025 | 9.00 | 16.10 | 3.17 | 0.00 | 0.00 | 76.50 | 0.00 | 0.00 | 130.98 | 725.21 |
| 2026 | 9.00 | 11.97 | 2.36 | 0.00 | 0.00 | 75.33 | 0.00 | 0.00 | 78.95 | 776.89 |
| 2027 | 8.00 | 8.88 | 1.75 | 0.00 | 0.00 | 72.00 | 0.00 | 0.00 | 42.37 | 802.12 |
| 2028 | 8.00 | 7.16 | 1.41 | 0.00 | 0.00 | 72.00 | 0.00 | 0.00 | 20.28 | 813.11 |
| 2029 | 8.00 | 4.24 | 0.84 | 0.00 | 0.00 | 49.74 | 0.00 | 0.00 | 4.84 | 815.54 |
| **Rem.** | | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| **Total** | | **129.82** | **25.60** | **120.00** | **0.00** | **545.82** | **0.00** | **0.00** | **1,007.03** | **815.54** |

| | |
|---|---|
| Disc. Initial Invest. (M$) : | 112.99 |
| ROInvestment (disc/undisc) : | 8.22 / 9.39 |
| Years to Payout : | 0.55 |
| Internal ROR (%) : | >1000 |

**Present Worth Profile (M$)**

| | | |
|---|---|---|
| **PW** | **5.00% :** | **901.83** |
| **PW** | **8.00% :** | **848.10** |
| **PW** | **10.00% :** | **815.54** |
| **PW** | **12.00% :** | **785.28** |
| **PW** | **15.00% :** | **743.73** |
| **PW** | **20.00% :** | **683.21** |

TRC Eco Detailed.rpt 1

Date: 02/26/2022 3:31:27PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 11-21 - 3508323817
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Non-Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.09
Cum Gas (MlVIcl) :	0.59

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		0.96	6.20	0.75	4.84	65.27	3.71	48.67	17.96	0.00
2023		0.68	4.42	0.53	3.45	65.27	3.71	34.65	12.81	0.00
2024		0.47	3.05	0.37	2.38	65.27	3.71	23.90	8.84	0.00
2025		0.35	2.24	0.27	1.75	65.27	3.71	17.58	6.47	0.00
2026		0.26	1.71	0.20	1.33	65.27	3.71	13.35	4.94	0.00
2027		0.21	1.35	0.16	1.05	65.27	3.71	10.55	3.90	0.00
2028		0.17	1.09	0.13	0.85	65.27	3.71	8.56	3.15	0.00
2029		0.05	0.32	0.04	0.25	65.27	3.71	2.50	0.92	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	3.14	20.38	2.45	15.91	65.27	3.71	159.76	58.99	0.00
Ult	3.23	20.97

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	4.73	0.93	15.00	0.00	9.00	0.00	0.00	36.97	35.08
2023	1.00	3.37	0.66	0.00	0.00	9.00	0.00	0.00	34.42	65.06
2024	1.00	2.32	0.46	0.00	0.00	9.00	0.00	0.00	20.96	81.65
2025	1.00	1.71	0.34	0.00	0.00	9.00	0.00	0.00	13.01	91.00
2026	1.00	1.30	0.26	0.00	0.00	9.00	0.00	0.00	7.74	96.07
2027	1.00	1.03	0.20	0.00	0.00	9.00	0.00	0.00	4.22	98.58
2028	1.00	0.83	0.16	0.00	0.00	9.00	0.00	0.00	1.72	99.51
2029	1.00	0.24	0.05	0.00	0.00	2.93	0.00	0.00	0.20	99.61

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	15.53	3.06	15.00	0.00	65.93	0.00	0.00	119.22	99.61

Major Phase :	Oil			Abandonment Date :	4/30/2029
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	87.85	bbl/month		Revenue Int :	0.78071875	PW	5.00% :	108.49
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	14.54	PW	8.00% :	10297
Initial Decline :	39.64	%year	b = 0.498	ROinvestment (disc/undisc) :	7.85 I 8.95	PW	10.00% :	99.61
Beg Ratio:	6.498			Years to Payout:	0.28	PW	12.00% :	96.48
End Ratio:	6.500			Internal ROR (%):	>1000	PW	15.00% :	9217
						PW	20.00% :	85.84

TRC Eco Detailed.rpt

Date: 02/26/2022 3:31:27PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 11-6 - 3508323707
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Non-Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		0.83	5.40	0.65	4.21	65.27	3.71	42.31	15.61	0.00
2023		0.76	4.91	0.59	3.83	65.27	3.71	38.44	14.21	0.00
2024		0.51	3.33	0.40	2.60	65.27	3.71	26.07	9.63	0.00
2025		0.37	2.41	0.29	1.88	65.27	3.71	18.89	6.96	0.00
2026		0.28	1.82	0.22	1.42	65.27	3.71	14.25	5.26	0.00
2027		0.22	1.43	0.17	1.11	65.27	3.71	11.10	4.12	0.00
2028		0.18	1.15	0.14	0.89	65.27	3.71	9.01	3.31	0.00
2029		0.09	0.57	0.07	0.44	65.27	3.71	4.48	1.65	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	3.23	21.01	2.52	16.38	65.27	3.71	164.54	60.75	0.00
Ult	3.23	21.01

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	4.11	0.81	15.00	0.00	7.50	0.00	0.00	30.50	28.88
2023	1.00	3.74	0.74	0.00	0.00	9.00	0.00	0.00	39.17	62.99
2024	1.00	2.53	0.50	0.00	0.00	9.00	0.00	0.00	23.66	81.72
2025	1.00	1.84	0.36	0.00	0.00	9.00	0.00	0.00	14.65	92.26
2026	1.00	1.39	0.27	0.00	0.00	9.00	0.00	0.00	8.86	98.06
2027	1.00	1.08	0.21	0.00	0.00	9.00	0.00	0.00	4.93	100.99
2028	1.00	0.87	0.17	0.00	0.00	9.00	0.00	0.00	2.28	102.22
2029	1.00	0.44	0.09	0.00	0.00	5.17	0.00	0.00	0.44	102.45

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	16.00	3.15	15.00	0.00	66.67	0.00	0.00	124.48	10245

Major Phase :	Oil			Abandonment Date :	7/31/2029
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:		bbl/month		Revenue Int :	0.78000000	PW	5.00% :	11239
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	14.19	PW	8.00% :	106.20
Initial Decline :	40.30	% year	b = 0.498	ROinvestment (disc/undisc) :	8.22 I 9.30	PW	10.00% :	10245
Beg Ratio:	6.498			Years to Payout:	0.43	PW	12.00% :	98.95
End Ratio:	6.500			Internal ROR (%):	>1000	PW	15.00% :	94.14
						PW	20.00% :	87.12

TRC Eco Detailed.rpt

Date: 02/26/2022 3:31:27PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 2-28 - 3508323868
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Non-Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		0.83	5.40	0.65	4.21	65.27	3.71	42.31	15.61	0.00
2023		0.76	4.91	0.59	3.83	65.27	3.71	38.44	14.21	0.00
2024		0.51	3.33	0.40	2.60	65.27	3.71	26.07	9.63	0.00
2025		0.37	2.41	0.29	1.88	65.27	3.71	18.89	6.96	0.00
2026		0.28	1.82	0.22	1.42	65.27	3.71	14.25	5.26	0.00
2027		0.22	1.43	0.17	1.11	65.27	3.71	11.10	4.12	0.00
2028		0.18	1.15	0.14	0.89	65.27	3.71	9.01	3.31	0.00
2029		0.09	0.57	0.07	0.44	65.27	3.71	4.48	1.65	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	3.23	21.01	2.52	16.38	65.27	3.71	164.54	60.75	0.00
Ult	3.23	21.01

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	4.11	0.81	15.00	0.00	7.50	0.00	0.00	30.50	28.88
2023	1.00	3.74	0.74	0.00	0.00	9.00	0.00	0.00	39.17	62.99
2024	1.00	2.53	0.50	0.00	0.00	9.00	0.00	0.00	23.66	81.72
2025	1.00	1.84	0.36	0.00	0.00	9.00	0.00	0.00	14.65	92.26
2026	1.00	1.39	0.27	0.00	0.00	9.00	0.00	0.00	8.86	98.06
2027	1.00	1.08	0.21	0.00	0.00	9.00	0.00	0.00	4.93	100.99
2028	1.00	0.87	0.17	0.00	0.00	9.00	0.00	0.00	2.28	102.22
2029	1.00	0.44	0.09	0.00	0.00	5.17	0.00	0.00	0.44	102.45

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	16.00	3.15	15.00	0.00	66.67	0.00	0.00	124.48	10245

Major Phase :	Oil			Abandonment Date :	7/31/2029
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	91.97	bbl/month		Revenue Int :	0.78000000
Abdandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	14.19	PW	5.00% :	11239
Initial Decline :	40.30	%year	b = 0.498	ROinvestment (disc/undisc) :	8.22 I 9.30	PW	10.00% :	10245
Beg Ratio:	6.498			Years to Payout:	0.43	PW	12.00% :	98.95
End Ratio:	6.500			Internal ROR (%):	>1000	PW	15.00% :	94.14
						PW	20.00% :	87.12

TRC Eco Detailed.rpt

Date: 02/26/2022 3:31:27PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 2-4 - 3508323696
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Non-Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		0.75	4.86	0.59	3.81	65.27	3.71	38.30	14.14	0.00
2023		0.78	5.09	0.61	3.99	65.27	3.71	40.07	14.81	0.00
2024		0.53	3.43	0.41	2.69	65.27	3.71	27.02	9.97	0.00
2025		0.38	2.47	0.30	1.93	65.27	3.71	19.45	7.17	0.00
2026		0.29	1.86	0.22	1.46	65.27	3.71	14.64	5.41	0.00
2027		0.22	1.45	0.17	1.14	65.27	3.71	11.41	4.22	0.00
2028		0.18	1.17	0.14	0.91	65.27	3.71	9.21	3.39	0.00
2029		0.11	0.73	0.09	0.57	65.27	3.71	5.78	2.13	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	3.24	21.06	2.54	16.52	65.27	3.71	165.87	61.24	0.00
Ult	3.24	21.06

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	3.72	0.73	15.00	0.00	6.75	0.00	0.00	26.23	24.79
2023	1.00	3.90	0.77	0.00	0.00	9.00	0.00	0.00	41.21	60.69
2024	1.00	2.63	0.52	0.00	0.00	9.00	0.00	0.00	24.84	80.35
2025	1.00	1.89	0.37	0.00	0.00	9.00	0.00	0.00	15.36	91.39
2026	1.00	1.42	0.28	0.00	0.00	9.00	0.00	0.00	9.34	97.50
2027	1.00	1.11	0.22	0.00	0.00	9.00	0.00	0.00	5.31	100.66
2028	1.00	0.89	0.18	0.00	0.00	9.00	0.00	0.00	2.53	102.03
2029	1.00	0.56	0.11	0.00	0.00	6.66	0.00	0.00	0.58	102.32

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	16.13	3.18	15.00	0.00	67.41	0.00	0.00	125.40	10232

Major Phase :	Oil			Abandonment Date :	9/30/2029
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	91.92	bbl/month		Revenue Int :	0.78401800	PW	5.00% :	11272
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	14.08	PW	8.00% :	106.25
Initial Decline :	40.30	%year	b = 0.498	ROinvestment (disc/undisc) :	8.27 I 9.36	PW	10.00% :	10232
Beg Ratio:	6.498			Years to Payout:	0.51	PW	12.00% :	98.68
End Ratio:	6.333			Internal ROR (%):	>1000	PW	15.00% :	93.66
						PW	20.00% :	86.36

TRC Eco Detailed.rpt

Date: 02/26/2022 3:31:27PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 2-19 - 3508323812
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Non-Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		0.75	4.86	0.59	3.81	65.27	3.71	38.30	14.14	0.00
2023		0.78	5.09	0.61	3.99	65.27	3.71	40.07	14.81	0.00
2024		0.53	3.43	0.41	2.69	65.27	3.71	27.02	9.97	0.00
2025		0.38	2.47	0.30	1.93	65.27	3.71	19.45	7.17	0.00
2026		0.29	1.86	0.22	1.46	65.27	3.71	14.64	5.41	0.00
2027		0.22	1.45	0.17	1.14	65.27	3.71	11.41	4.22	0.00
2028		0.18	1.17	0.14	0.91	65.27	3.71	9.21	3.39	0.00
2029		0.11	0.73	0.09	0.57	65.27	3.71	5.78	2.13	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	3.24	21.06	2.54	16.52	65.27	3.71	165.87	61.24	0.00
Ult	3.24	21.06

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)

2022	1.00	3.72	0.73	15.00	0.00	6.75	0.00	0.00	26.23	24.79
2023	1.00	3.90	0.77	0.00	0.00	9.00	0.00	0.00	41.21	60.69
2024	1.00	2.63	0.52	0.00	0.00	9.00	0.00	0.00	24.84	80.35
2025	1.00	1.89	0.37	0.00	0.00	9.00	0.00	0.00	15.36	91.39
2026	1.00	1.42	0.28	0.00	0.00	9.00	0.00	0.00	9.34	97.50
2027	1.00	1.11	0.22	0.00	0.00	9.00	0.00	0.00	5.31	100.66
2028	1.00	0.89	0.18	0.00	0.00	9.00	0.00	0.00	2.53	102.03
2029	1.00	0.56	0.11	0.00	0.00	6.66	0.00	0.00	0.58	102.32

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	16.13	3.18	15.00	0.00	67.41	0.00	0.00	125.40	10232

Major Phase :	Oil			Abandonment Date :	9/30/2029
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	91.92	bbl/month		Revenue Int :	0.78401800	PW	5.00% :	11272
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	14.08	PW	8.00%	106.25
Initial Decline :	40.30	%year	b = 0.498	ROinvestment (disc/undisc) :	8.27 I 9.36	PW	10.00% :	10232
Beg Ratio:	6.498			Years to Payout:	0.51	PW	12.00% :	98.68
End Ratio:	6.333			Internal ROR (%):	>1000	PW	15.00% :	93.66
						PW	20.00% :	86.36

TRC Eco Detailed.rpt

Date: 02/26/2022 3:31:27PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 1-31 - 3508323973
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Non-Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		0.67	4.34	0.52	3.39	65.27	3.71	34.01	12.56	0.00
2023		0.81	5.28	0.63	4.12	65.27	3.71	41.39	15.28	0.00
2024		0.54	3.53	0.42	2.76	65.27	3.71	27.70	10.22	0.00
2025		0.39	2.53	0.30	1.97	65.27	3.71	19.80	7.32	0.00
2026		0.29	1.90	0.23	1.48	65.27	3.71	14.92	5.50	0.00
2027		0.23	1.48	0.18	1.16	65.27	3.71	11.56	4.28	0.00
2028		0.18	1.19	0.14	0.93	65.27	3.71	9.32	3.43	0.00
2029		0.12	0.75	0.09	0.58	65.27	3.71	5.85	2.15	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	3.23	21.01	2.52	16.39	65.27	3.71	164.54	60.76	0.00
Ult	3.23	21.01

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	3.31	0.65	15.00	0.00	6.00	0.00	0.00	21.61	20.41
2023	1.00	4.02	0.79	0.00	0.00	9.00	0.00	0.00	42.86	57.74
2024	1.00	2.69	0.53	0.00	0.00	9.00	0.00	0.00	25.69	78.07
2025	1.00	1.93	0.38	0.00	0.00	9.00	0.00	0.00	15.82	89.45
2026	1.00	1.45	0.29	0.00	0.00	9.00	0.00	0.00	9.68	95.79
2027	1.00	1.12	0.22	0.00	0.00	9.00	0.00	0.00	5.49	99.06
2028	1.00	0.91	0.18	0.00	0.00	9.00	0.00	0.00	2.66	100.50
2029	1.00	0.57	0.11	0.00	0.00	6.66	0.00	0.00	0.67	100.84

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	16.00	3.15	15.00	0.00	66.66	0.00	0.00	124.49	100.84

Major Phase :	Oil			Abandonment Date :	9/30/2029
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	91.96	bbl/month		Revenue Int :	0.78000000	PW	5.00% :	111.49
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	13.97	PW	8.00% :	104.86
Initial Decline :	40.30	%year	b = 0.498	ROinvestment (disc/undisc) :	8.22 I 9.30	PW	10.00% :	100.84
Beg Ratio:	6.500			Years to Payout:	0.59	PW	12.00% :	97.11
End Ratio:	6.500			Internal ROR (%):	>1000	PW	15.00% :	91.98
						PW	20.00% :	84.52

TRC Eco Detailed.rpt

Date: 02/26/2022 3:31:27PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Orr-2 - 3508122917
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Non-Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Hunton
			Co., State :	Lincoln, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		0.18	1.15	0.14	0.93	65.27	3.71	9.33	3.45	0.00
2023		0.81	5.28	0.66	4.29	65.27	3.71	43.11	15.92	0.00
2024		0.54	3.53	0.44	2.87	65.27	3.71	28.85	10.65	0.00
2025		0.39	2.53	0.32	2.06	65.27	3.71	20.63	7.63	0.00
2026		0.29	1.90	0.24	1.55	65.27	3.71	15.54	5.73	0.00
2027		0.23	1.48	0.18	1.20	65.27	3.71	12.04	4.46	0.00
2028		0.18	1.19	0.15	0.96	65.27	3.71	9.70	3.57	0.00
2029		0.14	0.90	0.11	0.73	65.27	3.71	7.37	2.70	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.76	17.96	2.25	14.59	65.27	3.71	146.58	54.11	0.00
Ult	2.76	17.96

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	0.91	0.18	15.00	0.00	1.50	0.00	0.00	-4.80	-4.62
2023	1.00	4.19	0.83	0.00	0.00	9.00	0.00	0.00	45.02	34.59
2024	1.00	2.80	0.55	0.00	0.00	9.00	0.00	0.00	27.14	56.06
2025	1.00	2.01	0.40	0.00	0.00	9.00	0.00	0.00	16.85	68.19
2026	1.00	1.51	0.30	0.00	0.00	9.00	0.00	0.00	10.46	75.03
2027	1.00	1.17	0.23	0.00	0.00	9.00	0.00	0.00	6.10	78.66
2028	1.00	0.94	0.19	0.00	0.00	9.00	0.00	0.00	3.15	80.36
2029	1.00	0.72	0.14	0.00	0.00	8.25	0.00	0.00	0.96	80.84

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	14.25	2.81	15.00	0.00	63.75	0.00	0.00	104.88	80.84

Major Phase :	Oil			Abandonment Date :	11/30/2029
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	90.00	bbl/month		Revenue Int :	0.81250000	PW	5.00% :	91.61
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	13.97	PW	8.00% :	84.89
Initial Decline :	40.30	%year	b = 0.499	ROinvestment (disc/undisc) :	6.79 /7.99	PW	10.00% :	80.84
Beg Ratio:	6.500			Years to Payout:	1.09	PW	12.00% :	77.10
End Ratio:	6.250			Internal ROR (%):	>1000	PW	15.00% :	71.99
						PW	20.00% :	64.60

TRC Eco Detailed.rpt

Date: 02/26/2022 3:31:27PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Orr-3 - 3508123498
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Non-Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Hunton
			Co., State :	Lincoln, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		0.18	1.15	0.14	0.93	65.27	3.71	9.33	3.45	0.00
2023		0.81	5.28	0.66	4.29	65.27	3.71	43.11	15.92	0.00
2024		0.54	3.53	0.44	2.87	65.27	3.71	28.85	10.65	0.00
2025		0.39	2.53	0.32	2.06	65.27	3.71	20.63	7.63	0.00
2026		0.29	1.90	0.24	1.55	65.27	3.71	15.54	5.73	0.00
2027		0.23	1.48	0.18	1.20	65.27	3.71	12.04	4.46	0.00
2028		0.18	1.19	0.15	0.96	65.27	3.71	9.70	3.57	0.00
2029		0.14	0.90	0.11	0.73	65.27	3.71	7.37	2.70	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.76	17.96	2.25	14.59	65.27	3.71	146.58	54.11	0.00
Ult	2.76	17.96

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	0.91	0.18	15.00	0.00	1.50	0.00	0.00	-4.80	-4.62
2023	1.00	4.19	0.83	0.00	0.00	9.00	0.00	0.00	45.02	34.59
2024	1.00	2.80	0.55	0.00	0.00	9.00	0.00	0.00	27.14	56.06
2025	1.00	2.01	0.40	0.00	0.00	9.00	0.00	0.00	16.85	68.19
2026	1.00	1.51	0.30	0.00	0.00	9.00	0.00	0.00	10.46	75.03
2027	1.00	1.17	0.23	0.00	0.00	9.00	0.00	0.00	6.10	78.66
2028	1.00	0.94	0.19	0.00	0.00	9.00	0.00	0.00	3.15	80.36
2029	1.00	0.72	0.14	0.00	0.00	8.25	0.00	0.00	0.96	80.84

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	14.25	2.81	15.00	0.00	63.75	0.00	0.00	104.88	80.84

Major Phase :	Oil			Abandonment Date :	11/30/2029
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	90.00	bbl/month		Revenue Int :	0.81250000	PW	5.00% :	91.61
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	13.97	PW	8.00% :	84.89
Initial Decline :	40.30	%year	b = 0.499	ROinvestment (disc/undisc) :	6.79 /7.99	PW	10.00% :	80.84
Beg Ratio:	6.500			Years to Payout:	1.09	PW	12.00% :	77.10
End Ratio:	6.250			Internal ROR (%):	>1000	PW	15.00% :	71.99
						PW	20.00% :	64.60

TRC Eco Detailed.rpt

Date: 02/26/2022 3:31:27PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Wilson lH - 3508123728
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Non-Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Hunton
			Co., State :	Lincoln, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Mlsc.
	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	0.18	1.15	0.07	0.47	65.27	3.71	4.67	1.73	0.00
2023	0.81	5.28	0.33	2.15	65.27	3.71	21.56	7.96	0.00
2024	0.54	3.53	0.22	1.44	65.27	3.71	14.42	5.32	0.00
2025	0.39	2.53	0.16	1.03	65.27	3.71	10.31	3.81	0.00
2026	0.23	1.47	0.09	0.60	65.27	3.71	6.02	2.22	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.15	13.97	0.87	5.67	65.27	3.71	56.98	21.04	0.00
Ult	2.15	13.97

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	0.45	0.09	0.00	0.00	0.75	0.00	0.00	5.10	4.67
2023	1.00	2.10	0.41	0.00	0.00	4.50	0.00	0.00	22.51	24.28
2024	1.00	1.40	0.28	0.00	0.00	4.50	0.00	0.00	13.57	35.02
2025	1.00	1.00	0.20	0.00	0.00	4.50	0.00	0.00	8.43	41.08
2026	1.00	0.58	0.12	0.00	0.00	3.33	0.00	0.00	4.21	43.86

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	5.54	1.09	0.00	0.00	17.58	0.00	0.00	53.81	43.86

Major Phase :	Oil			Abandonment Date :	9/30/2026
Perfs:	0 - 0			Working fut:	0.50000000	Present Worth Profile (M$)
Initial Rate:	90.00	bbl/month		Revenue Int :	0.40625000	PW	5.00% :	48.41
Abandonment:	23.00	bbl/month		Disc. fuitial fuvest. (M$):	0.00	PW	8.00% :	45.59
Initial Decline :	40.30	%year	b = 0.499	ROinvestment (disc/undisc) :	0.00 I 0.00	PW	10.00% :	43.86
Beg Ratio:	6.500			Years to Payout:	0.00	PW	12.00% :	4224
End Ratio:	6.478			Internal ROR (%):	0.00	PW	15.00% :	40.00

TRC Eco Detailed.rpt

Table III: Proven Behind-Pipe Project Information date 1-January-2022.

BASIC PROJECT INFORMATION
Description	Units	Value
Evaluation date		January 2022
Prepared by		Dr. Robert Miles
Interest owner		Alpha Energy Inc.
Well &/or Lease name		Various leased areas
Field &/or Reservoir name		Lawrie West
County		Logan
State		OK
Operator name		Alpha Energy Texas Operating LLC
Project name		Logan I
Reserve category		Proven
Effective month & year		January 2022
Selected discount rate	%	10%
ECONOMIC AND INVESTMENT DATA
Net Revenue Interest (avg)%		76.58
Total acreage	acres	880
PRICING DATA
Oil price	$/Bbl.	65.27
Oil price Esc and start date		0
Gas price	$/MCF	3.708
Gas price Esc and start date		0

The expected production from the three (3) behind-pipe wells along with their decline parameters were determined through information provided by Alpha. Decline curve analysis was performed on the PDNP wells using PhDwin software and curve fitting algorithms. Recoverable reserves came from the Carmichael, Redfork, Cleveland, Hunton, and the lower Miss Lime. The Redfork and the Miss Lime were estimated to produce EURs of 33,000 and 34,000 bo, respectively. The Carmichael is projected to produce about 450,000 MCF of gas but little oil. Based on information from Alpha, LGT assumed a remaining lifetime of both restarted and reworked wells to be ten (10) years.

Table IV: Proven Behind-Pipe Reserve Economic Proforma Report dated 1-January-2022.

Date : 02/26/2022 1:59:11PM

# ECONOMIC SUMMARY PROJECTION

Total

Project Name : Logan I
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 01/01/2022
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

| Year | Gross Oil (Mbbl) | Gross Gas (MMcf) | Net Oil (Mbbl) | Net Gas (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil Revenue (M$) | Gas Revenue (M$) | Misc. Revenue (M$) |
|---|---|---|---|---|---|---|---|---|---|
| 2022 | 5.53 | 110.32 | 4.29 | 83.66 | 65.27 | 3.71 | 279.88 | 310.23 | 0.00 |
| 2023 | 7.93 | 112.76 | 6.16 | 85.60 | 65.27 | 3.71 | 402.27 | 317.40 | 0.00 |
| 2024 | 5.14 | 74.23 | 3.99 | 56.35 | 65.27 | 3.71 | 260.72 | 208.94 | 0.00 |
| 2025 | 3.60 | 52.57 | 2.80 | 39.90 | 65.27 | 3.71 | 182.72 | 147.95 | 0.00 |
| 2026 | 2.66 | 39.18 | 2.07 | 29.74 | 65.27 | 3.71 | 135.12 | 110.28 | 0.00 |
| 2027 | 2.05 | 30.33 | 1.59 | 23.02 | 65.27 | 3.71 | 103.96 | 85.36 | 0.00 |
| 2028 | 1.63 | 24.18 | 1.27 | 18.35 | 65.27 | 3.71 | 82.65 | 68.04 | 0.00 |
| 2029 | 1.32 | 19.72 | 1.03 | 14.97 | 65.27 | 3.71 | 66.92 | 55.50 | 0.00 |
| 2030 | 1.10 | 16.40 | 0.85 | 12.44 | 65.27 | 3.71 | 55.61 | 46.15 | 0.00 |
| 2031 | 0.93 | 13.84 | 0.72 | 10.51 | 65.27 | 3.71 | 46.93 | 38.96 | 0.00 |
| 2032 | 0.49 | 5.38 | 0.38 | 4.09 | 65.27 | 3.71 | 24.89 | 15.17 | 0.00 |
| Rem | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Total | 32.36 | 498.89 | 25.15 | 378.63 | 65.27 | 3.71 | 1,641.66 | 1,403.97 | 0.00 |
| Ult | 32.36 | 498.89 | | | | | | | |

| Year | Well Count | Net Tax Production (M$) | Net Tax AdValorem (M$) | Net Investment (M$) | Net Lease Costs (M$) | Net Well Costs (M$) | Other Costs (M$) | Net Profits (M$) | Annual Cash Flow (M$) | Cum Disc. Cash Flow (M$) |
|---|---|---|---|---|---|---|---|---|---|---|
| 2022 | 3.00 | 41.90 | 8.26 | 44.47 | 0.00 | 14.04 | 0.00 | 0.00 | 481.44 | 449.46 |
| 2023 | 3.00 | 51.10 | 10.08 | 0.00 | 0.00 | 26.68 | 0.00 | 0.00 | 631.81 | 999.55 |
| 2024 | 3.00 | 33.35 | 6.58 | 0.00 | 0.00 | 26.68 | 0.00 | 0.00 | 403.05 | 1,318.31 |
| 2025 | 3.00 | 23.48 | 4.63 | 0.00 | 0.00 | 26.68 | 0.00 | 0.00 | 275.88 | 1,516.57 |
| 2026 | 3.00 | 17.42 | 3.44 | 0.00 | 0.00 | 26.68 | 0.00 | 0.00 | 197.85 | 1,645.81 |
| 2027 | 3.00 | 13.44 | 2.65 | 0.00 | 0.00 | 26.68 | 0.00 | 0.00 | 146.55 | 1,732.81 |
| 2028 | 3.00 | 10.70 | 2.11 | 0.00 | 0.00 | 26.68 | 0.00 | 0.00 | 111.20 | 1,792.81 |
| 2029 | 3.00 | 8.69 | 1.71 | 0.00 | 0.00 | 26.68 | 0.00 | 0.00 | 85.33 | 1,834.67 |
| 2030 | 3.00 | 7.22 | 1.42 | 0.00 | 0.00 | 26.68 | 0.00 | 0.00 | 66.42 | 1,864.28 |
| 2031 | 3.00 | 6.10 | 1.20 | 0.00 | 0.00 | 26.68 | 0.00 | 0.00 | 51.90 | 1,885.32 |
| 2032 | 3.00 | 2.84 | 0.56 | 0.00 | 0.00 | 14.71 | 0.00 | 0.00 | 21.95 | 1,893.58 |
| Rem. | | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Total | | 216.25 | 42.64 | 44.47 | 0.00 | 268.91 | 0.00 | 0.00 | 2,473.37 | 1,893.58 |

| | |
|---|---|
| Disc. Initial Invest. (M$) : | 42.87 |
| ROInvestment (disc/undisc) : | 45.17 / 56.61 |
| Years to Payout : | 0.41 |
| Internal ROR (%) : | >1000 |

**Present Worth Profile (M$)**

| | | |
|---|---|---|
| PW | 5.00% : | 2,145.15 |
| PW | 8.00% : | 1,986.72 |
| PW | 10.00% : | 1,893.58 |
| PW | 12.00% : | 1,808.92 |
| PW | 15.00% : | 1,695.54 |
| PW | 20.00% : | 1,536.06 |

TRC Eco Detailed.rpt 1

Date: 02/26/2022 1:59:llPM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 11-34 - 3508323882
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	FIRSTLIBERTYENERGYillC
Archive Set :	defrn.1lt		Reservoir :	Cannichael
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		1.02	102.14	0.77	77.28	65.27	3.71	50.37	286.55	0.00
2023		1.01	100.82	0.76	76.28	65.27	3.71	49.63	282.86	0.00
2024		0.66	66.50	0.50	50.32	65.27	3.71	32.74	186.57	0.00
2025		0.47	47.15	0.36	35.68	65.27	3.71	23.26	132.29	0.00
2026		0.35	35.18	0.27	26.62	65.27	3.71	17.33	98.69	0.00
2027		0.27	27.25	0.21	20.62	65.27	3.71	13.38	76.45	0.00
2028		0.22	21.73	0.16	16.44	65.27	3.71	10.77	60.97	0.00
2029		0.18	17.73	0.13	13.42	65.27	3.71	8.74	49.75	0.00
2030		0.15	14.75	0.11	11.16	65.27	3.71	7.26	41.38	0.00
2031		0.13	12.46	0.09	9.42	65.27	3.71	6.17	34.95	0.00
2032		0.05	4.64	0.03	3.51	65.27	3.71	2.22	13.01	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	4.49	450.35	3.40	340.74	65.27	3.71	221.88	1,263.46	0.00
Ult	4.49	450.35

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	23.92	4.72	14.47	0.00	5.79	0.00	0.00	288.02	270.40
2023	1.00	23.60	4.65	0.00	0.00	8.68	0.00	0.00	295.55	527.69
2024	1.00	15.57	3.07	0.00	0.00	8.68	0.00	0.00	191.99	679.50
2025	1.00	11.04	2.18	0.00	0.00	8.68	0.00	0.00	133.65	775.54
2026	1.00	8.24	1.62	0.00	0.00	8.68	0.00	0.00	97.48	839.20
2027	1.00	6.38	1.26	0.00	0.00	8.68	0.00	0.00	73.51	882.84
2028	1.00	5.09	1.00	0.00	0.00	8.68	0.00	0.00	56.95	913.56
2029	1.00	4.15	0.82	0.00	0.00	8.68	0.00	0.00	44.84	935.55
2030	1.00	3.45	0.68	0.00	0.00	8.68	0.00	0.00	35.82	951.52
2031	1.00	2.92	0.58	0.00	0.00	8.68	0.00	0.00	28.94	963.25
2032	1.00	1.08	0.21	0.00	0.00	3.57	0.00	0.00	10.36	967.17

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	105.45	20.79	14.47	0.00	87.53	0.00	0.00	1,257.10	967.17

Major Phase :	Oil			Abandonment Date :	5/31/2032
Perfs:	0 - 0			Working fut:	0.96496259	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month		Revenue Int :	0.75661135	PW	5.00% :	1,092.70
Abandonment:	9.00	bbl/month		Disc. fuitial fuvest. (M$):	14.14	PW	8.00% :	1,013.59
Initial Decline :	0.00	%year	b = 0.000	ROinvestment (disc/undisc) :	69.41 / 87.85	PW	10.00% :	967.17
Beg Ratio:	0.000			Years to Payout:	0.36	PW	12.00% :	925.02
End Ratio:	100.444			Internal ROR (%):	>1000	PW	15.00% :	868.66
						PW	20.00% :	789.53

TRC Eco Detailed.rpt

Date: 02/26/2022 1:59:llPM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 11-18 - 3508323799
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	REDLINE ENERGY LLC
Archive Set :	defrn.1lt		Reservoir :	Cleveland
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		1.92	5.59	1.50	4.37	65.27	3.71	97.69	16.19	0.00
2023		2.61	7.62	2.04	5.95	65.27	3.71	133.15	22.06	0.00
2024		1.70	4.95	1.33	3.87	65.27	3.71	86.53	14.33	0.00
2025		1.19	3.47	0.93	2.71	65.27	3.71	60.79	10.06	0.00
2026		0.88	2.57	0.69	2.01	65.27	3.71	44.94	7.45	0.00
2027		0.68	1.98	0.53	1.55	65.27	3.71	34.70	5.74	0.00
2028		0.54	1.57	0.42	1.23	65.27	3.71	27.52	4.56	0.00
2029		0.44	1.28	0.34	1.00	65.27	3.71	22.32	3.71	0.00
2030		0.36	1.06	0.28	0.83	65.27	3.71	18.50	3.07	0.00
2031		0.31	0.89	0.24	0.70	65.27	3.71	15.64	2.59	0.00
2032		0.16	0.46	0.12	0.36	65.27	3.71	8.00	1.33	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	10.79	31.46	8.42	24.56	65.27	3.71	549.78	91.09	0.00
Ult	10.79	31.46

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	8.09	1.59	15.00	0.00	4.50	0.00	0.00	84.69	78.52
2023	1.00	11.02	2.17	0.00	0.00	9.00	0.00	0.00	133.02	194.36
2024	1.00	7.16	1.41	0.00	0.00	9.00	0.00	0.00	83.28	260.23
2025	1.00	5.03	0.99	0.00	0.00	9.00	0.00	0.00	55.83	300.36
2026	1.00	3.72	0.73	0.00	0.00	9.00	0.00	0.00	38.94	325.80
2027	1.00	2.87	0.57	0.00	0.00	9.00	0.00	0.00	28.00	342.43
2028	1.00	2.28	0.45	0.00	0.00	9.00	0.00	0.00	20.35	353.42
2029	1.00	1.85	0.36	0.00	0.00	9.00	0.00	0.00	14.82	360.69
2030	1.00	1.53	0.30	0.00	0.00	9.00	0.00	0.00	10.74	365.48
2031	1.00	1.29	0.26	0.00	0.00	9.00	0.00	0.00	7.68	368.59
2032	1.00	0.66	0.13	0.00	0.00	5.19	0.00	0.00	3.34	369.85

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	45.51	8.97	15.00	0.00	90.69	0.00	0.00	480.69	369.85

Major Phase :	Oil			Abandonment Date :	7/31/2032
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month		Revenue Int :	0.78071875	PW	5.00% :	418.24
Abandonment:	22.00	bbl/month		Disc. fuitial fuvest. (M$):	14.42	PW	8.00% :	387.82
Initial Decline :	0.00	%year	b = 0.000	ROinvestment (disc/undisc) :	26.65 /33.05	PW	10.00% :	369.85
Beg Ratio:	0.000			Years to Payout:	0.56	PW	12.00% :	353.45
End Ratio:	2.864			Internal ROR (%):	>1000	PW	15.00% :	331.40
						PW	20.00% :	300.20

TRC Eco Detailed.rpt

Date: 02/26/2022 1:59:llPM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 11-18 - 3508323799
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Behind Pipe
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	REDLINE ENERGY LLC
Archive Set :	defrn.1lt		Reservoir :	Cleveland
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	2.59	2.59	2.02	2.02	65.27	3.71	131.82	7.49	0.00
2023	4.31	4.31	3.36	3.36	65.27	3.71	219.49	12.47	0.00
2024	2.78	2.78	2.17	2.17	65.27	3.71	141.45	8.04	0.00
2025	1.94	1.94	1.51	1.51	65.27	3.71	98.66	5.61	0.00
2026	1.43	1.43	1.12	1.12	65.27	3.71	72.84	4.14	0.00
2027	1.10	1.10	0.86	0.86	65.27	3.71	55.88	3.17	0.00
2028	0.87	0.87	0.68	0.68	65.27	3.71	44.37	2.52	0.00
2029	0.70	0.70	0.55	0.55	65.27	3.71	35.86	2.04	0.00
2030	0.59	0.59	0.46	0.46	65.27	3.71	29.85	1.70	0.00
2031	0.49	0.49	0.38	0.38	65.27	3.71	25.11	1.43	0.00
2032	0.29	0.29	0.22	0.22	65.27	3.71	14.67	0.83	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	17.08	17.08	13.33	13.33	65.27	3.71	870.00	49.42	0.00
Ult	17.08	17.08

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	9.89	1.95	15.00	0.00	3.75	0.00	0.00	108.72	100.53
2023	1.00	16.47	3.25	0.00	0.00	9.00	0.00	0.00	203.24	277.51
2024	1.00	10.62	2.09	0.00	0.00	9.00	0.00	0.00	127.78	378.57
2025	1.00	7.40	1.46	0.00	0.00	9.00	0.00	0.00	86.41	440.67
2026	1.00	5.47	1.08	0.00	0.00	9.00	0.00	0.00	61.43	480.80
2027	1.00	4.19	0.83	0.00	0.00	9.00	0.00	0.00	45.03	507.54
2028	1.00	3.33	0.66	0.00	0.00	9.00	0.00	0.00	33.90	525.83
2029	1.00	2.69	0.53	0.00	0.00	9.00	0.00	0.00	25.68	538.43
2030	1.00	2.24	0.44	0.00	0.00	9.00	0.00	0.00	19.86	547.29
2031	1.00	1.88	0.37	0.00	0.00	9.00	0.00	0.00	15.28	553.48
2032	1.00	1.10	0.22	0.00	0.00	5.94	0.00	0.00	8.24	556.56

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	65.29	12.87	15.00	0.00	90.69	0.00	0.00	735.57	556.56

Major Phase :	Oil			Abandonment Date :	8/31/2032
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month		Revenue Int :	0.78040180	PW	5.00% :	634.21
Abandonment:	34.00	bbl/month		Disc. fuitial fuvest. (M$):	14.31	PW	8.00% :	585.30
Initial Decline :	0.00	%year	b = 0.000	ROinvestment (disc/undisc) :	39.90 I 50.04	PW	10.00% :	556.56
Beg Ratio:	0.000			Years to Payout:	0.63	PW	12.00% :	530.45
End Ratio:	1.000			Internal ROR (%):	>1000	PW	15.00% :	495.49
						PW	20.00% :	446.34

TRC Eco Detailed.rpt

Table V: PDP Project Information date 1-January-2022.

BASIC PROJECT INFORMATION
Description	Units	Value
Evaluation date		January 2022
Prepared by		Dr. Robert Miles
Interest owner		Alpha Energy Inc.
Well &/or Lease name		Various leased areas
Field &/or Reservoir name		Lawrie West
County		Logan
State		OK
Operator name		Alpha Energy Texas Operating LLC
Project name		Logan I
Reserve category		Proven
Effective month & year		January 2022
Selected discount rate	%	10%
ECONOMIC AND INVESTMENT DATA
Net Revenue Interest (avg)%		76.04
Total acreage	acres	880
PRICING DATA
Oil price	$/Bbl.	65.27
Oil price Esc and start date		0
Gas price	$/MCF	3.708
Gas price Esc and start date		0

The expected production from the five (5) active wells along with their decline parameters were determined through information provided by Alpha. Decline curve analysis was performed on the PDNP wells using PhDwin software and curve fitting algorithms. Recoverable reserves came from the upper and lower Miss Lime. The Coral 22-11 produced from both the Miss Lime and the Viola. OOIP and recovery estimates were made for each well to determine the recovery factor and determine remaining reserves to recover. Four out of the five wells had substantial remaining reserves and showed a range of about 5-15% total recovery of OOIP. Since these wells were likely not properly produced/ periodically shut-in over the last 18 months, these four wells should be simulated using a simple workover (clear out sand, little acid treatment).

Based on information from Alpha, LGT assumed a remaining lifetime of the four reworked wells to be ten (10) years. The remaining PDP well should have economic production for the next two years only.

Table VI: PDP Reserve Economic Proforma Report dated 1-January-2022.

Date : 02/26/2022 2:01:13PM

# ECONOMIC SUMMARY PROJECTION

Total

Project Name : Logan I
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 01/01/2022
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

| Year | Gross Oil (Mbbl) | Gross Gas (MMcf) | Net Oil (Mbbl) | Net Gas (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil Revenue (M$) | Gas Revenue (M$) | Misc. Revenue (M$) |
|---|---|---|---|---|---|---|---|---|---|
| 2022 | 15.55 | 105.21 | 11.84 | 80.14 | 65.27 | 3.71 | 772.75 | 297.16 | 0.00 |
| 2023 | 14.28 | 97.17 | 10.86 | 73.97 | 65.27 | 3.71 | 708.78 | 274.27 | 0.00 |
| 2024 | 9.76 | 66.83 | 7.42 | 50.88 | 65.27 | 3.71 | 484.51 | 188.66 | 0.00 |
| 2025 | 6.74 | 44.84 | 5.12 | 34.11 | 65.27 | 3.71 | 334.38 | 126.49 | 0.00 |
| 2026 | 4.72 | 31.01 | 3.59 | 23.58 | 65.27 | 3.71 | 234.13 | 87.43 | 0.00 |
| 2027 | 3.35 | 22.03 | 2.55 | 16.75 | 65.27 | 3.71 | 166.45 | 62.12 | 0.00 |
| 2028 | 2.41 | 15.83 | 1.83 | 12.04 | 65.27 | 3.71 | 119.60 | 44.64 | 0.00 |
| 2029 | 1.75 | 11.50 | 1.33 | 8.74 | 65.27 | 3.71 | 86.78 | 32.41 | 0.00 |
| 2030 | 1.27 | 8.36 | 0.97 | 6.36 | 65.27 | 3.71 | 63.13 | 23.57 | 0.00 |
| 2031 | 0.77 | 5.04 | 0.59 | 3.86 | 65.27 | 3.71 | 38.33 | 14.32 | 0.00 |
| 2032 | 0.43 | 2.84 | 0.34 | 2.20 | 65.27 | 3.71 | 21.87 | 8.15 | 0.00 |
| 2033 | 0.29 | 1.88 | 0.23 | 1.47 | 65.27 | 3.71 | 14.69 | 5.45 | 0.00 |
| 2034 | 0.22 | 1.43 | 0.17 | 1.12 | 65.27 | 3.71 | 11.17 | 4.14 | 0.00 |
| 2035 | 0.17 | 1.10 | 0.13 | 0.86 | 65.27 | 3.71 | 8.56 | 3.18 | 0.00 |
| 2036 | 0.02 | 0.16 | 0.02 | 0.12 | 65.27 | 3.71 | 1.24 | 0.46 | 0.00 |
| Rem | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| **Total** | **61.71** | **415.21** | **46.98** | **316.20** | **65.27** | **3.71** | **3,066.39** | **1,172.47** | **0.00** |
| Ult | 61.71 | 415.21 | | | | | | | |

| Year | Well Count | Net Tax Production (M$) | Net Tax AdValorem (M$) | Net Investment (M$) | Net Lease Costs (M$) | Net Well Costs (M$) | Other Costs (M$) | Net Profits (M$) | Annual Cash Flow (M$) | Cum Disc. Cash Flow (M$) |
|---|---|---|---|---|---|---|---|---|---|---|
| 2022 | 5.00 | 75.97 | 14.98 | 72.45 | 0.00 | 32.60 | 0.00 | 0.00 | 873.91 | 823.15 |
| 2023 | 5.00 | 69.80 | 13.76 | 0.00 | 0.00 | 43.47 | 0.00 | 0.00 | 856.02 | 1,567.96 |
| 2024 | 5.00 | 47.80 | 9.42 | 0.00 | 0.00 | 43.47 | 0.00 | 0.00 | 572.48 | 2,020.68 |
| 2025 | 5.00 | 32.72 | 6.45 | 0.00 | 0.00 | 36.66 | 0.00 | 0.00 | 385.04 | 2,297.49 |
| 2026 | 4.00 | 22.83 | 4.50 | 0.00 | 0.00 | 34.47 | 0.00 | 0.00 | 259.76 | 2,467.27 |
| 2027 | 4.00 | 16.23 | 3.20 | 0.00 | 0.00 | 34.47 | 0.00 | 0.00 | 174.68 | 2,571.08 |
| 2028 | 4.00 | 11.66 | 2.30 | 0.00 | 0.00 | 34.47 | 0.00 | 0.00 | 115.81 | 2,633.64 |
| 2029 | 4.00 | 8.46 | 1.67 | 0.00 | 0.00 | 34.47 | 0.00 | 0.00 | 74.59 | 2,670.29 |
| 2030 | 4.00 | 6.16 | 1.21 | 0.00 | 0.00 | 33.77 | 0.00 | 0.00 | 45.56 | 2,690.65 |
| 2031 | 3.00 | 3.74 | 0.74 | 0.00 | 0.00 | 21.70 | 0.00 | 0.00 | 26.48 | 2,701.42 |
| 2032 | 2.00 | 2.13 | 0.42 | 0.00 | 0.00 | 11.77 | 0.00 | 0.00 | 15.70 | 2,707.21 |
| 2033 | 1.00 | 1.43 | 0.28 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 9.43 | 2,710.38 |
| 2034 | 1.00 | 1.09 | 0.21 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 5.02 | 2,711.91 |
| 2035 | 1.00 | 0.83 | 0.16 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 1.74 | 2,712.40 |
| 2036 | 1.00 | 0.12 | 0.02 | 0.00 | 0.00 | 1.51 | 0.00 | 0.00 | 0.05 | 2,712.41 |
| Rem. | | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| **Total** | | **300.98** | **59.34** | **72.45** | **0.00** | **389.81** | **0.00** | **0.00** | **3,416.28** | **2,712.41** |

Disc. Initial Invest. (M$) : 71.34
ROInvestment (disc/undisc) : 39.02 / 48.16
Years to Payout : 0.29
Internal ROR (%) : >1000

**Present Worth Profile (M$)**

| | | |
|---|---|---|
| PW | 5.00% : | 3,021.80 |
| PW | 8.00% : | 2,827.74 |
| PW | 10.00% : | 2,712.41 |
| PW | 12.00% : | 2,606.71 |
| PW | 15.00% : | 2,463.80 |
| PW | 20.00% : | 2,259.91 |

TRC Eco Detailed.rpt
1

Date: 02/26/2022 2:01:13PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 11-18 - 3508323799
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	8.53	55.69	6.66	43.48	65.27	3.71	434.65	161.23	0.00
2023	7.63	49.80	5.95	38.88	65.27	3.71	388.60	144.17	0.00
2024	5.21	34.02	4.07	26.56	65.27	3.71	265.49	98.49	0.00
2025	3.61	23.57	2.82	18.40	65.27	3.71	184.01	68.24	0.00
2026	2.53	16.55	1.98	12.92	65.27	3.71	129.13	47.90	0.00
2027	1.80	11.76	1.40	9.18	65.27	3.71	91.67	34.03	0.00
2028	1.30	8.45	1.01	6.60	65.27	3.71	65.99	24.46	0.00
2029	0.94	6.14	0.73	4.79	65.27	3.71	47.85	17.76	0.00
2030	0.69	4.50	0.54	3.51	65.27	3.71	35.11	13.02	0.00
2031	0.51	3.33	0.40	2.60	65.27	3.71	26.04	9.65	0.00
2032	0.38	2.51	0.30	1.96	65.27	3.71	19.53	7.25	0.00
2033	0.29	1.88	0.23	1.47	65.27	3.71	14.69	5.45	0.00
2034	0.22	1.43	0.17	1.12	65.27	3.71	11.17	4.14	0.00
2035	0.17	1.10	0.13	0.86	65.27	3.71	8.56	3.18	0.00
2036	0.02	0.16	0.02	0.12	65.27	3.71	1.24	0.46	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	33.83	220.88	26.41	172.45	65.27	3.71	1,723.73	639.43	0.00
Ult	33.83	220.88

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	42.31	8.34	15.00	0.00	6.75	0.00	0.00	523.47	494.55
2023	1.00	37.83	7.46	0.00	0.00	9.00	0.00	0.00	478.48	910.83
2024	1.00	25.84	5.10	0.00	0.00	9.00	0.00	0.00	324.04	1,167.06
2025	1.00	17.91	3.53	0.00	0.00	9.00	0.00	0.00	221.80	1,326.49
2026	1.00	12.57	2.48	0.00	0.00	9.00	0.00	0.00	152.98	1,426.46
2027	1.00	8.93	1.76	0.00	0.00	9.00	0.00	0.00	106.02	1,489.44
2028	1.00	6.42	1.27	0.00	0.00	9.00	0.00	0.00	73.76	1,529.27
2029	1.00	4.66	0.92	0.00	0.00	9.00	0.00	0.00	51.03	1,554.32
2030	1.00	3.42	0.67	0.00	0.00	9.00	0.00	0.00	35.04	1,569.97
2031	1.00	2.53	0.50	0.00	0.00	9.00	0.00	0.00	23.65	1,579.57
2032	1.00	1.90	0.37	0.00	0.00	9.00	0.00	0.00	15.51	1,585.29
2033	1.00	1.43	0.28	0.00	0.00	9.00	0.00	0.00	9.43	1,588.45
2034	1.00	1.09	0.21	0.00	0.00	9.00	0.00	0.00	5.02	1,589.99
2035	1.00	0.83	0.16	0.00	0.00	9.00	0.00	0.00	1.74	1,590.47
2036	1.00	0.12	0.02	0.00	0.00	1.51	0.00	0.00	0.05	1,590.49

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	167.80	33.08	15.00	0.00	125.26	0.00	0.00	2,022.02	1,590.49

Major Phase :	Oil			Abandonment Date :	3/2/2036
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	1,037.70	bbl/month		Revenue Int :	0.78071875	PW	5.00% :	1,778.50
Abandonment:	11.73	bbl/month		Disc. fuitial fuvest. (M$):	14.77	PW	8.00% :	1,660.27
Initial Decline :	33.55	%year	b = 0.102	ROinvestment (disc/undisc) :	108.68 I 135.80	PW	10.00% :	1,590.49
Beg Ratio:	6.530			Years to Payout:	0.26	PW	12.00% :	1,526.85
End Ratio:	6.530			Internal ROR (%):	>1000	PW	15.00% :	1,441.29
						PW	20.00% :	1,320.16

TRC Eco Detailed.rpt

Date: 02/26/2022 2:01:13PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 22-11 - 3508323867
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	MissNiola
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	2.84	19.19	2.08	14.03	65.27	3.71	135.64	52.04	0.00
2023	2.69	18.17	1.97	13.29	65.27	3.71	128.53	49.27	0.00
2024	1.84	12.41	1.35	9.08	65.27	3.71	87.87	33.66	0.00
2025	1.27	8.60	0.93	6.29	65.27	3.71	60.81	23.32	0.00
2026	0.89	6.04	0.65	4.41	65.27	3.71	42.67	16.37	0.00
2027	0.64	4.29	0.47	3.14	65.27	3.71	30.36	11.63	0.00
2028	0.46	3.08	0.33	2.25	65.27	3.71	21.76	8.36	0.00
2029	0.33	2.24	0.24	1.64	65.27	3.71	15.80	6.07	0.00
2030	0.24	1.64	0.18	1.20	65.27	3.71	11.60	4.46	0.00
2031	0.18	1.22	0.13	0.89	65.27	3.71	8.59	3.30	0.00
2032	0.05	0.33	0.04	0.24	65.27	3.71	2.34	0.90	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	11.44	77.22	8.36	56.46	65.27	3.71	545.97	209.37	0.00
Ult	11.44	77.22

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	13.33	2.63	14.06	0.00	6.33	0.00	0.00	151.34	142.34
2023	1.00	12.63	2.49	0.00	0.00	8.44	0.00	0.00	154.25	276.56
2024	1.00	8.63	1.70	0.00	0.00	8.44	0.00	0.00	102.76	357.82
2025	1.00	5.97	1.18	0.00	0.00	8.44	0.00	0.00	68.53	407.09
2026	1.00	4.19	0.83	0.00	0.00	8.44	0.00	0.00	45.58	436.89
2027	1.00	2.98	0.59	0.00	0.00	8.44	0.00	0.00	29.98	454.71
2028	1.00	2.14	0.42	0.00	0.00	8.44	0.00	0.00	19.12	465.05
2029	1.00	1.55	0.31	0.00	0.00	8.44	0.00	0.00	11.57	470.74
2030	1.00	1.14	0.22	0.00	0.00	8.44	0.00	0.00	6.25	473.54
2031	1.00	0.84	0.17	0.00	0.00	8.44	0.00	0.00	2.44	474.53
2032	1.00	0.23	0.05	0.00	0.00	2.77	0.00	0.00	0.19	474.61

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	53.63	10.57	14.06	0.00	85.03	0.00	0.00	592.03	474.61

Major Phase :	Oil			Abandonment Date :	4/30/2032
Perfs:	0 - 0			Working fut:	0.93750000	Present Worth Profile (M$)
Initial Rate:	360.00	bbl/month		Revenue Int :	0.73125000	PW	5.00% :	526.73
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	13.85	PW	8.00% :	494.13
Initial Decline :	33.24	%year	b = 0.093	ROinvestment (disc/undisc) :	35.27 I 43.10	PW	10.00% :	474.61
Beg Ratio:	6.750			Years to Payout:	0.30	PW	12.00% :	456.63
End Ratio:	6.667			Internal ROR (%):	>1000	PW	15.00% :	43218
						PW	20.00% :	397.03

TRC Eco Detailed.rpt

Date: 02/26/2022 2:01:13PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 11-14 - 3508323796
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
		(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022		2.20	14.45	1.67	10.93	65.27	3.71	108.84	40.55	0.00
2023		2.09	13.68	1.58	10.35	65.27	3.71	102.97	38.39	0.00
2024		1.43	9.35	1.08	7.07	65.27	3.71	70.47	26.23	0.00
2025		0.99	6.48	0.75	4.90	65.27	3.71	48.84	18.17	0.00
2026		0.69	4.55	0.52	3.44	65.27	3.71	34.17	12.76	0.00
2027		0.49	3.23	0.37	2.44	65.27	3.71	24.30	9.06	0.00
2028		0.35	2.32	0.27	1.76	65.27	3.71	17.43	6.51	0.00
2029		0.26	1.68	0.19	1.27	65.27	3.71	12.64	4.72	0.00
2030		0.19	1.24	0.14	0.94	65.27	3.71	9.33	3.47	0.00
2031		0.08	0.49	0.06	0.37	65.27	3.71	3.70	1.38	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	8.76	57.47	6.63	43.48	65.27	3.71	432.70	161.24	0.00
Ult	8.76	57.47

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	10.61	2.09	14.46	0.00	6.51	0.00	0.00	115.72	108.69
2023	1.00	10.04	1.98	0.00	0.00	8.68	0.00	0.00	120.66	213.69
2024	1.00	6.87	1.35	0.00	0.00	8.68	0.00	0.00	79.80	276.80
2025	1.00	4.76	0.94	0.00	0.00	8.68	0.00	0.00	52.64	314.65
2026	1.00	3.33	0.66	0.00	0.00	8.68	0.00	0.00	34.26	337.06
2027	1.00	2.37	0.47	0.00	0.00	8.68	0.00	0.00	21.85	350.05
2028	1.00	1.70	0.34	0.00	0.00	8.68	0.00	0.00	13.23	357.20
2029	1.00	1.23	0.24	0.00	0.00	8.68	0.00	0.00	7.21	360.75
2030	1.00	0.91	0.18	0.00	0.00	8.68	0.00	0.00	3.04	362.12
2031	1.00	0.36	0.07	0.00	0.00	4.26	0.00	0.00	0.39	362.28

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	42.17	8.32	14.46	0.00	80.18	0.00	0.00	448.82	36228

Major Phase :	Oil			Abandonment Date :	6/30/2031
Perfs:	0 - 0			Working fut:	0.96406250	Present Worth Profile (M$)
Initial Rate:	279.00	bbl/month		Revenue Int :	0.75661135	PW	5.00% :	400.90
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	14.24	PW	8.00% :	376.78
Initial Decline :	33.55	%year	b = 0.101	ROinvestment (disc/undisc) :	26.44 / 32.04	PW	10.00% :	36228
Beg Ratio:	6.559			Years to Payout:	0.32	PW	12.00% :	348.88
End Ratio:	6.417			Internal ROR (%):	>1000	PW	15.00% :	330.60
						PW	20.00% :	304.19

TRC Eco Detailed.rpt

Date: 02/26/2022 2:01:13PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 2-20 - 350832381
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	1.90	12.32	1.37	8.92	65.27	3.71	89.59	33.07	0.00
2023	1.80	11.67	1.30	8.44	65.27	3.71	84.86	31.31	0.00
2024	1.23	7.97	0.89	5.77	65.27	3.71	57.93	21.39	0.00
2025	0.85	5.52	0.61	4.00	65.27	3.71	40.12	14.82	0.00
2026	0.60	3.88	0.43	2.81	65.27	3.71	28.16	10.40	0.00
2027	0.43	2.75	0.31	1.99	65.27	3.71	20.13	7.39	0.00
2028	0.31	1.98	0.22	1.43	65.27	3.71	14.41	5.31	0.00
2029	0.22	1.44	0.16	1.04	65.27	3.71	10.49	3.86	0.00
2030	0.15	0.98	0.11	0.71	65.27	3.71	7.09	2.63	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.47	48.50	5.40	35.11	65.27	3.71	352.78	130.19	0.00
Ult	7.47	48.50

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	8.71	1.72	13.92	0.00	6.26	0.00	0.00	92.05	86.36
2023	1.00	8.25	1.63	0.00	0.00	8.35	0.00	0.00	97.95	171.59
2024	1.00	5.63	1.11	0.00	0.00	8.35	0.00	0.00	64.23	222.39
2025	1.00	3.90	0.77	0.00	0.00	8.35	0.00	0.00	41.91	252.53
2026	1.00	2.74	0.54	0.00	0.00	8.35	0.00	0.00	26.93	270.15
2027	1.00	1.95	0.39	0.00	0.00	8.35	0.00	0.00	16.83	280.16
2028	1.00	1.40	0.28	0.00	0.00	8.35	0.00	0.00	9.69	285.40
2029	1.00	1.02	0.20	0.00	0.00	8.35	0.00	0.00	4.78	287.76
2030	1.00	0.69	0.14	0.00	0.00	7.66	0.00	0.00	1.23	288.31

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	34.29	6.76	13.92	0.00	72.39	0.00	0.00	355.60	288.31

Major Phase :	Oil			Abandonment Date :	11/30/2030
Perfs:	0 - 0			Working fut:	0.92812500	Present Worth Profile (M$)
Initial Rate:	240.00	bbl/month		Revenue Int :	0.72393750	PW	5.00% :	318.45
Abandonment:	12.00	bbl/month		Disc. fuitial fuvest. (M$):	13.71	PW	8.00% :	299.65
Initial Decline :	33.24	%year	b = 0.095	ROinvestment (disc/undisc) :	22.03 I 26.54	PW	10.00% :	288.31
Beg Ratio:	6.500			Years to Payout:	0.33	PW	12.00% :	277.82
End Ratio:	6.500			Internal ROR (%):	>1000	PW	15.00% :	263.46
						PW	20.00% :	24266

TRC Eco Detailed.rpt

Date: 02/26/2022 2:01:13PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 2-9 - 3508323713
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

	Gross	Gross	Net	Net	Oil	Gas	Oil	Gas	Mlsc.
	Oil	Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	0.08	3.55	0.06	2.77	65.27	3.71	4.02	10.27	0.00
2023	0.08	3.85	0.06	3.00	65.27	3.71	3.82	11.14	0.00
2024	0.05	3.07	0.04	2.40	65.27	3.71	2.75	8.89	0.00
2025	0.01	0.67	0.01	0.52	65.27	3.71	0.61	1.94	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.22	11.14	0.17	8.69	65.27	3.71	11.21	32.23	0.00
Ult	0.22	11.14

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	1.01	0.20	15.00	0.00	6.75	0.00	0.00	-8.67	-8.79
2023	1.00	1.06	0.21	0.00	0.00	9.00	0.00	0.00	4.68	-4.70
2024	1.00	0.83	0.16	0.00	0.00	9.00	0.00	0.00	1.65	-3.39
2025	1.00	0.18	0.04	0.00	0.00	2.19	0.00	0.00	0.14	-3.28

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	3.08	0.61	15.00	0.00	26.94	0.00	0.00	-2.20	-3.28

Major Phase :	Oil			Abandonment Date :	3/31/2025
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	10.00	bbl/month		Revenue Int :	0.78040180	PW	5.00% :	-277
Abandonment:	4.00	bbl/month		Disc. fuitial fuvest. (M$):	14.77	PW	8.00% :	-3.09
Initial Decline :	33.01	%year	b = 0.231	ROinvestment (disc/undisc) :	0.78 /0.85	PW	10.00% :	-3.28
Beg Ratio:	42.000			Years to Payout:	0.00	PW	12.00% :	-3.47
End Ratio:	55.000			Internal ROR (%):	<O	PW	15.00% :	-3.73
						PW	20.00% :	-4.12

TRC Eco Detailed.rpt

Table VII: Probable Behind Pipe Reserve Economic Proforma Report dated 1-January-2022.

Date : 02/26/2022 2:02:58PM

# ECONOMIC SUMMARY PROJECTION

Total

Project Name : Logan I
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 01/01/2022
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

| Year | Well Count | Net Tax Production (M$) | Net Tax AdValorem (M$) | Net Investment (M$) | Net Lease Costs (M$) | Net Well Costs (M$) | Other Costs (M$) | Net Profits (M$) | Annual Cash Flow (M$) | Cum Disc. Cash Flow (M$) |
|---|---|---|---|---|---|---|---|---|---|---|
| 2022 | 1.00 | 5.50 | 1.08 | 15.00 | 0.00 | 2.25 | 0.00 | 0.00 | 53.56 | 49.02 |
| 2023 | 1.00 | 15.82 | 3.12 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 194.91 | 218.77 |
| 2024 | 1.00 | 10.02 | 1.98 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 120.11 | 313.78 |
| 2025 | 1.00 | 6.93 | 1.37 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 80.23 | 371.46 |
| 2026 | 1.00 | 5.06 | 1.00 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 56.17 | 408.15 |
| 2027 | 1.00 | 3.87 | 0.76 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 40.89 | 432.43 |
| 2028 | 1.00 | 3.05 | 0.60 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 30.29 | 448.78 |
| 2029 | 1.00 | 2.47 | 0.49 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 22.85 | 460.00 |
| 2030 | 1.00 | 2.04 | 0.40 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 17.26 | 467.69 |
| 2031 | 1.00 | 1.71 | 0.34 | 0.00 | 0.00 | 9.00 | 0.00 | 0.00 | 12.98 | 472.96 |
| 2032 | 1.00 | 1.23 | 0.24 | 0.00 | 0.00 | 7.43 | 0.00 | 0.00 | 8.37 | 476.07 |
| Rem. | | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| **Total** | | **57.69** | **11.37** | **15.00** | **0.00** | **90.68** | **0.00** | **0.00** | **637.64** | **476.07** |

| | |
|---|---|
| Disc. Initial Invest. (M$) : | 14.08 |
| ROInvestment (disc/undisc) : | 34.82 / 43.51 |
| Years to Payout : | 0.80 |
| Internal ROR (%) : | >1000 |

**Present Worth Profile (M$)**

| | | |
|---|---|---|
| **PW** | **5.00% :** | **546.11** |
| **PW** | **8.00% :** | **501.99** |
| **PW** | **10.00% :** | **476.07** |
| **PW** | **12.00% :** | **452.53** |
| **PW** | **15.00% :** | **421.03** |
| **PW** | **20.00% :** | **376.81** |

TRC Eco Detailed.rpt 1

Date: 02/26/2022 2:01:13PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	Coral 2-9 - 3508323713
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Proved Producing
Partner:	All Cases	All Cases	Field :	La½Tie West
Case Type:	LEASE CASE		Operator:	ALPHAENERGY1EXAS OPERATIJ',JG
Archive Set :	defrn.1lt		Reservoir :	Miss
			Co., State :	Logan, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	1.46	1.11	1.14	0.87	65.27	3.71	74.16	3.22	0.00
2023	4.19	3.20	3.27	2.50	65.27	3.71	213.58	9.27	0.00
2024	2.66	2.03	2.07	1.58	65.27	3.71	135.24	5.87	0.00
2025	1.84	1.40	1.43	1.09	65.27	3.71	93.47	4.05	0.00
2026	1.34	1.03	1.05	0.80	65.27	3.71	68.26	2.97	0.00
2027	1.03	0.78	0.80	0.61	65.27	3.71	52.26	2.27	0.00
2028	0.81	0.62	0.63	0.48	65.27	3.71	41.16	1.79	0.00
2029	0.66	0.50	0.51	0.39	65.27	3.71	33.36	1.45	0.00
2030	0.54	0.41	0.42	0.32	65.27	3.71	27.51	1.20	0.00
2031	0.45	0.35	0.35	0.27	65.27	3.71	23.02	1.00	0.00
2032	0.33	0.25	0.25	0.19	65.27	3.71	16.55	0.72	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	15.29	11.68	11.93	9.12	65.27	3.71	778.57	33.81	0.00
Ult	15.29	11.68

	Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
			(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022		1.00	5.50	1.08	15.00	0.00	2.25	0.00	0.00	53.56	49.02
2023		1.00	15.82	3.12	0.00	0.00	9.00	0.00	0.00	194.91	218.77
2024		1.00	10.02	1.98	0.00	0.00	9.00	0.00	0.00	120.11	313.78
2025		1.00	6.93	1.37	0.00	0.00	9.00	0.00	0.00	80.23	371.46
2026		1.00	5.06	1.00	0.00	0.00	9.00	0.00	0.00	56.17	408.15
2027		1.00	3.87	0.76	0.00	0.00	9.00	0.00	0.00	40.89	432.43
2028		1.00	3.05	0.60	0.00	0.00	9.00	0.00	0.00	30.29	448.78
2029		1.00	2.47	0.49	0.00	0.00	9.00	0.00	0.00	22.85	460.00
2030		1.00	2.04	0.40	0.00	0.00	9.00	0.00	0.00	17.26	467.69
2031		1.00	1.71	0.34	0.00	0.00	9.00	0.00	0.00	12.98	472.96
2032		1.00	1.23	0.24	0.00	0.00	7.43	0.00	0.00	8.37	476.07

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	57.69	11.37	15.00	0.00	90.68	0.00	0.00	637.64	476.07

Major Phase :	Oil			Abandonment Date :	10/31/2032
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month		Revenue Int :	0.78040180	PW	5.00% :	546.11
Abandonment:	31.00	bbl/month		Disc. fuitial fuvest. (M$):	14.08	PW	8.00% :	501.99
Initial Decline :	0.00	%year	b = 0.000	ROinvestment (disc/undisc) :	34.82 / 43.51	PW	10.00% :	476.07
Beg Ratio:	0.000			Years to Payout:	0.80	PW	12.00% :	45253
End Ratio:	0.742			Internal ROR (%):	>1000	PW	15.00% :	421.03
						PW	20.00% :	376.81

TRC Eco Detailed.rpt

Table VIII: Probable Undeveloped Project Information date 1-January-2022.

BASIC PROJECT INFORMATION
Description	Units	Value
Evaluation date		January 2022
Prepared by		Dr. Robert Miles
Interest owner		Alpha Energy Inc.
Well &/or Lease name		Various leased areas
Field &/or Reservoir name		Lawrie West
County		Logan
State		OK
Operator name		Alpha Energy Texas Operating LLC
Project name		Logan I
Reserve category		Probable Undeveloped
Effective month & year		January 2022
Selected discount rate	%	10%
ECONOMIC AND INVESTMENT DATA
Net Revenue Interest (avg)%		75
Total acreage	acres	880
PRICING DATA
Oil price	$/Bbl.	65.27
Oil price Esc and start date		0
Gas price	$/MCF	3.708
Gas price Esc and start date		0

The expected production from the four (4) horizontal Woodford wells along with their decline parameters were determined through information provided by Alpha. Decline curve analysis was performed on the nearest local offset Dennis 3-1 well using PhDwin software and curve fitting algorithms. Recovery factor used to estimate reserves was a conservative 8%, though more recent generations of completions, using much higher propellant injection pressures for fracking, suggest it could be up to 12-14%. While two zones are present in the Woodford and represent potential completion targets in the Woodford, only one zone was assumed to be completed for production.

Table IX: Probable Undeveloped Reserve Economic Proforma Report dated 1-January-2022.

Date : 02/26/2022 2:04:47PM

# ECONOMIC SUMMARY PROJECTION

Total

| | | | |
|---|---|---|---|
| **Project Name :** | Logan I | As Of Date : | 01/01/2022 |
| **Partner :** | All Cases | Discount Rate (%) : | 10.00 |
| **Case Type :** | GRAND TOTAL CASE | | All Cases |

**Cum Oil (Mbbl) :** **0.00**
**Cum Gas (MMcf) :** **0.00**

| Year | Gross Oil (Mbbl) | Gross Gas (MMcf) | Net Oil (Mbbl) | Net Gas (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil Revenue (M$) | Gas Revenue (M$) | Misc. Revenue (M$) |
|---|---|---|---|---|---|---|---|---|---|
| 2022 | 33.80 | 85.80 | 26.37 | 66.92 | 65.27 | 3.71 | 1,720.98 | 248.15 | 0.00 |
| 2023 | 338.25 | 946.01 | 263.83 | 737.88 | 65.27 | 3.71 | 17,220.46 | 2,736.07 | 0.00 |
| 2024 | 241.03 | 776.37 | 188.00 | 605.57 | 65.27 | 3.71 | 12,270.73 | 2,245.44 | 0.00 |
| 2025 | 184.79 | 639.59 | 144.14 | 498.88 | 65.27 | 3.71 | 9,407.97 | 1,849.85 | 0.00 |
| 2026 | 148.49 | 528.86 | 115.82 | 412.51 | 65.27 | 3.71 | 7,559.87 | 1,529.60 | 0.00 |
| 2027 | 123.30 | 438.86 | 96.17 | 342.31 | 65.27 | 3.71 | 6,277.07 | 1,269.28 | 0.00 |
| 2028 | 104.89 | 365.41 | 81.81 | 285.02 | 65.27 | 3.71 | 5,339.76 | 1,056.86 | 0.00 |
| 2029 | 90.90 | 305.27 | 70.90 | 238.11 | 65.27 | 3.71 | 4,627.67 | 882.91 | 0.00 |
| 2030 | 79.95 | 255.83 | 62.36 | 199.55 | 65.27 | 3.71 | 4,070.30 | 739.93 | 0.00 |
| 2031 | 71.16 | 215.06 | 55.51 | 167.75 | 65.27 | 3.71 | 3,623.00 | 622.00 | 0.00 |
| 2032 | 61.49 | 174.53 | 47.96 | 136.13 | 65.27 | 3.71 | 3,130.49 | 504.78 | 0.00 |
| 2033 | 2.58 | 7.08 | 2.01 | 5.52 | 65.27 | 3.71 | 131.30 | 20.46 | 0.00 |
| **Rem** | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| **Total** | **1,480.63** | **4,738.66** | **1,154.89** | **3,696.15** | **65.27** | **3.71** | **75,379.61** | **13,705.34** | **0.00** |
| **Ult** | **1,480.63** | **4,738.66** | | | | | | | |

| Year | Well Count | Net Tax Production (M$) | Net Tax AdValorem (M$) | Net Investment (M$) | Net Lease Costs (M$) | Net Well Costs (M$) | Other Costs (M$) | Net Profits (M$) | Annual Cash Flow (M$) | Cum Disc. Cash Flow (M$) |
|---|---|---|---|---|---|---|---|---|---|---|
| 2022 | 2.00 | 139.83 | 27.57 | 12,600.00 | 0.00 | 10.00 | 0.00 | 0.00 | -10,808.26 | -10,054.53 |
| 2023 | 4.00 | 1,417.08 | 279.39 | 0.00 | 0.00 | 120.00 | 0.00 | 0.00 | 18,140.06 | 5,723.52 |
| 2024 | 4.00 | 1,030.76 | 203.23 | 0.00 | 0.00 | 120.00 | 0.00 | 0.00 | 13,162.18 | 16,122.70 |
| 2025 | 4.00 | 799.39 | 157.61 | 0.00 | 0.00 | 120.00 | 0.00 | 0.00 | 10,180.82 | 23,432.63 |
| 2026 | 4.00 | 645.42 | 127.25 | 0.00 | 0.00 | 120.00 | 0.00 | 0.00 | 8,196.79 | 28,781.95 |
| 2027 | 4.00 | 535.85 | 105.65 | 0.00 | 0.00 | 120.00 | 0.00 | 0.00 | 6,784.85 | 32,806.81 |
| 2028 | 4.00 | 454.21 | 89.55 | 0.00 | 0.00 | 120.00 | 0.00 | 0.00 | 5,732.86 | 35,897.49 |
| 2029 | 4.00 | 391.29 | 77.15 | 0.00 | 0.00 | 120.00 | 0.00 | 0.00 | 4,922.13 | 38,309.68 |
| 2030 | 4.00 | 341.57 | 67.34 | 0.00 | 0.00 | 120.00 | 0.00 | 0.00 | 4,281.32 | 40,217.04 |
| 2031 | 4.00 | 301.43 | 59.43 | 0.00 | 0.00 | 120.00 | 0.00 | 0.00 | 3,764.14 | 41,741.52 |
| 2032 | 4.00 | 258.14 | 50.89 | 0.00 | 0.00 | 114.93 | 0.00 | 0.00 | 3,211.32 | 42,925.68 |
| 2033 | 2.00 | 10.78 | 2.12 | 0.00 | 0.00 | 5.00 | 0.00 | 0.00 | 133.86 | 42,972.40 |
| **Rem.** | | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| **Total** | | **6,325.75** | **1,247.19** | **12,600.00** | **0.00** | **1,209.93** | **0.00** | **0.00** | **67,702.08** | **42,972.40** |

| | |
|---|---|
| Disc. Initial Invest. (M$) : | 11,696.63 |
| ROInvestment (disc/undisc) : | 4.67 / 6.37 |
| Years to Payout : | 1.55 |
| Internal ROR (%) : | 220.49 |

**Present Worth Profile (M$)**

| | | |
|---|---|---|
| PW | 5.00% : | 53,309.49 |
| PW | 8.00% : | 46,723.13 |
| PW | 10.00% : | 42,972.40 |
| PW | 12.00% : | 39,645.67 |
| PW | 15.00% : | 35,320.30 |
| PW | 20.00% : | 29,504.18 |

TRC Eco Detailed.rpt 1

Date: 02/26/2022 2:04:47PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	1117N3W-1-1117N3W-1
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Probable Undeveloped
Partner:	All Cases	All Cases	Field :	LAWRIE WEST
Case Type:	LEASE CASE		Operator:
Archive Set :	defrn.1lt		Reservoir :	Woodford
			Co., State :	LOGAN, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	17.02	43.20	13.28	33.69	65.27	3.71	866.50	124.94	0.00
2023	81.22	231.01	63.35	180.18	65.27	3.71	4,134.86	668.12	0.00
2024	58.35	189.65	45.51	147.92	65.27	3.71	2,970.53	548.50	0.00
2025	44.96	156.28	35.07	121.90	65.27	3.71	2,288.74	452.01	0.00
2026	36.24	129.27	28.27	100.83	65.27	3.71	1,845.20	373.88	0.00
2027	30.17	107.30	23.53	83.69	65.27	3.71	1,535.77	310.34	0.00
2028	25.71	89.37	20.05	69.71	65.27	3.71	1,308.81	258.48	0.00
2029	22.31	74.68	17.40	58.25	65.27	3.71	1,135.87	216.00	0.00
2030	19.65	62.60	15.32	48.83	65.27	3.71	1,000.14	181.06	0.00
2031	17.50	52.64	13.65	41.06	65.27	3.71	891.09	152.24	0.00
2032	14.50	40.97	11.31	31.96	65.27	3.71	737.95	118.51	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	367.61	1,176.97	286.74	918.03	65.27	3.71	18,715.45	3,404.07	0.00
Ult	367.61	1,176.97

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	70.40	13.88	3,150.00	0.00	5.00	0.00	0.00	-2,247.85	-2,125.42
2023	1.00	341.05	67.24	0.00	0.00	30.00	0.00	0.00	4,364.69	1,670.66
2024	1.00	249.88	49.27	0.00	0.00	30.00	0.00	0.00	3,189.88	4,190.82
2025	1.00	194.61	38.37	0.00	0.00	30.00	0.00	0.00	2,477.76	5,969.83
2026	1.00	157.57	31.07	0.00	0.00	30.00	0.00	0.00	2,000.44	7,275.32
2027	1.00	131.09	25.85	0.00	0.00	30.00	0.00	0.00	1,659.17	8,259.55
2028	1.00	111.29	21.94	0.00	0.00	30.00	0.00	0.00	1,404.06	9,016.49
2029	1.00	95.99	18.93	0.00	0.00	30.00	0.00	0.00	1,206.94	9,607.98
2030	1.00	83.87	16.54	0.00	0.00	30.00	0.00	0.00	1,050.79	10,076.11
2031	1.00	74.09	14.61	0.00	0.00	30.00	0.00	0.00	924.64	10,450.59
2032	1.00	60.82	11.99	0.00	0.00	27.46	0.00	0.00	756.19	10,729.99

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1,570.66	309.67	3,150.00	0.00	302.46	0.00	0.00	16,786.72	10,729.99

Major Phase :	Oil			Abandonment Date :	11/30/2032
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)

Initial Rate:	0.00	bbl/month		Revenue Int :	0.78000000	PW	5.00% :	13,266.46
Abandonment:	1,263.00	bbl/month		Disc. fuitial fuvest. (M$):	2,952.23	PW	8.00% :	11,651.25
Initial Decline :	0.00	%year	b = 0.000	ROinvestment (disc/undisc) :	4.63 / 6.33	PW	10.00% :	10,729.99
Beg Ratio:	0.000			Years to Payout:	1.47	PW	12.00% :	9,911.86
End Ratio:	2.747			Internal ROR (%):	210.38	PW	15.00% :	8,846.53
						PW	20.00% :	7,410.68

TRC Eco Detailed.rpt

Date: 02/26/2022 2:04:47PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	1117N3W-2-1117N3W-2
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Probable Undeveloped
Partner:	All Cases	All Cases	Field :	LAWRIE WEST
Case Type:	LEASE CASE		Operator:
Archive Set :	defrn.1lt		Reservoir :	Woodford
			Co., State :	LOGAN, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	16.78	42.60	13.09	33.23	65.27	3.71	854.48	123.22	0.00
2023	80.10	227.82	62.48	177.70	65.27	3.71	4,077.84	658.92	0.00
2024	57.54	187.03	44.88	145.89	65.27	3.71	2,929.35	540.94	0.00
2025	44.33	154.13	34.58	120.22	65.27	3.71	2,257.02	445.79	0.00
2026	35.74	127.49	27.88	99.44	65.27	3.71	1,819.60	368.72	0.00
2027	29.75	105.82	23.20	82.54	65.27	3.71	1,514.49	306.06	0.00
2028	25.35	88.14	19.77	68.75	65.27	3.71	1,290.63	254.92	0.00
2029	22.00	73.65	17.16	57.45	65.27	3.71	1,120.08	213.02	0.00
2030	19.38	61.74	15.11	48.16	65.27	3.71	986.39	178.57	0.00
2031	17.26	51.92	13.47	40.49	65.27	3.71	878.87	150.15	0.00
2032	14.30	40.41	11.15	31.52	65.27	3.71	727.77	116.87	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	362.53	1,160.75	28277	905.39	65.27	3.71	18,456.52	3,357.17	0.00
Ult	362.53	1,160.75

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	1.00	69.43	13.69	3,150.00	0.00	5.00	0.00	0.00	-2,260.41	-2,127.33
2023	1.00	336.35	66.31	0.00	0.00	30.00	0.00	0.00	4,304.09	1,616.05
2024	1.00	246.42	48.58	0.00	0.00	30.00	0.00	0.00	3,145.29	4,100.98
2025	1.00	191.92	37.84	0.00	0.00	30.00	0.00	0.00	2,443.05	5,855.06
2026	1.00	155.39	30.64	0.00	0.00	30.00	0.00	0.00	1,972.29	7,142.18
2027	1.00	129.27	25.49	0.00	0.00	30.00	0.00	0.00	1,635.79	8,112.54
2028	1.00	109.75	21.64	0.00	0.00	30.00	0.00	0.00	1,384.17	8,858.76
2029	1.00	94.66	18.66	0.00	0.00	30.00	0.00	0.00	1,189.78	9,441.83
2030	1.00	82.72	16.31	0.00	0.00	30.00	0.00	0.00	1,035.93	9,903.34
2031	1.00	73.07	14.41	0.00	0.00	30.00	0.00	0.00	911.55	10,272.51
2032	1.00	59.98	11.82	0.00	0.00	27.46	0.00	0.00	745.37	10,547.92

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1,548.95	305.39	3,150.00	0.00	302.46	0.00	0.00	16,506.88	10,547.92

Major Phase :	Oil			Abandonment Date :	11/30/2032
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month		Revenue Int :	0.78000000	PW	5.00% :	13,042.77
Abandonment:		bbl/month		Disc. fuitial fuvest. (M$):	2,942.63	PW	8.00% :	11,453.93
Initial Decline :	0.00	%year	b = 0.000	ROinvestment (disc/undisc) :	4.58 / 6.24	PW	10.00% :	10,547.92
Beg Ratio:	0.000			Years to Payout:	1.48	PW	12.00% :	9,743.50
End Ratio:	2.746			Internal ROR (%):	221.24	PW	15.00% :	8,696.30
						PW	20.00% :	7,285.49

TRC Eco Detailed.rpt

Date: 02/26/2022 2:04:47PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	117N3W-3 - 117N3W-3
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Probable Undeveloped
Partner:	All Cases	All Cases	Field :	LAWRIE WEST
Case Type:	LEASE CASE		Operator:
Archive Set :	defrn.1lt		Reservoir :	Woodford
			Co., State :	LOGAN, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	95.96	264.48	74.85	206.29	65.27	3.71	4,885.58	764.93	0.00
2024	67.87	216.98	52.94	169.25	65.27	3.71	3,455.35	627.56	0.00
2025	51.80	178.70	40.40	139.39	65.27	3.71	2,637.17	516.85	0.00
2026	41.50	147.72	32.37	115.22	65.27	3.71	2,112.64	427.24	0.00
2027	34.38	122.55	26.81	95.59	65.27	3.71	1,750.15	354.43	0.00
2028	29.19	102.01	22.77	79.57	65.27	3.71	1,486.28	295.04	0.00
2029	25.27	85.20	19.71	66.45	65.27	3.71	1,286.41	246.41	0.00
2030	22.20	71.38	17.32	55.68	65.27	3.71	1,130.16	206.46	0.00
2031	19.74	59.99	15.40	46.79	65.27	3.71	1,005.08	173.51	0.00
2032	17.74	50.57	13.83	39.44	65.27	3.71	902.95	146.25	0.00
2033	1.40	3.84	1.09	3.00	65.27	3.71	71.22	11.11	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	407.05	1,303.41	317.50	1,016.66	65.27	3.71	20,723.01	3,769.78	0.00
Ult	407.05	1,303.41

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	0.00	0.00	0.00	3,150.00	0.00	0.00	0.00	0.00	-3,150.00	-2,905.61
2023	1.00	401.23	79.11	0.00	0.00	30.00	0.00	0.00	5,140.17	1,565.55
2024	1.00	289.92	57.16	0.00	0.00	30.00	0.00	0.00	3,705.84	4,493.57
2025	1.00	223.96	44.16	0.00	0.00	30.00	0.00	0.00	2,855.90	6,544.18
2026	1.00	180.35	35.56	0.00	0.00	30.00	0.00	0.00	2,293.97	8,041.27
2027	1.00	149.44	29.46	0.00	0.00	30.00	0.00	0.00	1,895.68	9,165.82
2028	1.00	126.49	24.94	0.00	0.00	30.00	0.00	0.00	1,599.90	10,028.36
2029	1.00	108.84	21.46	0.00	0.00	30.00	0.00	0.00	1,372.51	10,700.99
2030	1.00	94.91	18.71	0.00	0.00	30.00	0.00	0.00	1,193.00	11,232.48
2031	1.00	83.69	16.50	0.00	0.00	30.00	0.00	0.00	1,048.39	11,657.08
2032	1.00	74.50	14.69	0.00	0.00	30.00	0.00	0.00	930.01	11,999.42
2033	1.00	5.85	1.15	0.00	0.00	2.50	0.00	0.00	72.83	12,024.84

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1,739.19	342.90	3,150.00	0.00	302.50	0.00	0.00	18,958.21	12,024.84

Major Phase :	Oil			Abandonment Date :	1/31/2033
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
fuitialRate:	0.00	bbl/month		Revenue Int :	0.78000000	PW	5.00% :	14,919.63
Abandonment:	1,399.00	bbl/month		Disc. fuitial fuvest. (M$):	2,905.61	PW	8.00% :	13,074.56
fuitial Decline :	0.00	%year	b = 0.000	ROinvestment (disc/undisc) :	5.14 /7.02	PW	10.00% :	12,024.84
Beg Ratio:	0.000			Years to Payout:	1.56	PW	12.00% :	11,094.43
End Ratio:	2.746			Internal ROR (%):	251.78	PW	15.00% :	9,885.74
						PW	20.00% :	8,262.45

TRC Eco Detailed.rpt

Date: 02/26/2022 2:04:47PM		ECONOMIC PROJECTION
		As OfDate: 01/01/2022	Case:	117N3W-4 - 117N3W-4
Project Name:	Logan I	Discount Rate(%) : 10.00	Reserve Cat. :	Probable Undeveloped
Partner:	All Cases	All Cases	Field :	LAWRIE WEST
Case Type:	LEASE CASE		Operator:
Archive Set :	defrn.1lt		Reservoir :	Woodford
			Co., State :	LOGAN, OK
Cum Oil (Mbbl):	0.00
Cum Gas (MlVIcl) :	0.00

Ye	Gross Oil	Gross Gas	Net Oil	Net Gas	Oil Price	Gas Price	Oil Revenue	Gas Revenue	Mlsc. Revenue
	(Mbbl)	(MMcl)	(Mbbl)	(MMcl)	($/bbl)	($!Mel)	(Ml)	(Ml)	(Ml)
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	80.97	222.70	63.16	173.71	65.27	3.71	4,122.18	644.10	0.00
2024	57.27	182.71	44.67	142.51	65.27	3.71	2,915.50	528.43	0.00
2025	43.71	150.47	34.09	117.37	65.27	3.71	2,225.05	435.20	0.00
2026	35.01	124.39	27.31	97.02	65.27	3.71	1,782.43	359.76	0.00
2027	29.01	103.19	22.62	80.49	65.27	3.71	1,476.66	298.45	0.00
2028	24.63	85.90	19.21	67.00	65.27	3.71	1,254.03	248.43	0.00
2029	21.32	71.74	16.63	55.96	65.27	3.71	1,085.31	207.48	0.00
2030	18.73	60.11	14.61	46.88	65.27	3.71	953.61	173.84	0.00
2031	16.66	50.52	12.99	39.40	65.27	3.71	847.97	146.10	0.00
2032	14.96	42.58	11.67	33.21	65.27	3.71	761.83	123.15	0.00
2033	1.18	3.23	0.92	2.52	65.27	3.71	60.07	9.35	0.00

R=	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	343.44	1,097.53	267.88	856.07	65.27	3.71	17,484.63	3,174.32	0.00
Ult	343.44	1,097.53

Ye	Well Count	Net Tax Production	Net Tax AdValorem	N« Investment	Net Lease Costs	Net Well Costs	Ollie, Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
		(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)	(Ml)
2022	0.00	0.00	0.00	3,150.00	0.00	0.00	0.00	0.00	-3,150.00	-2,896.16
2023	1.00	338.45	66.73	0.00	0.00	30.00	0.00	0.00	4,331.11	871.26
2024	1.00	244.55	48.22	0.00	0.00	30.00	0.00	0.00	3,121.17	3,337.33
2025	1.00	188.90	37.24	0.00	0.00	30.00	0.00	0.00	2,404.11	5,063.55
2026	1.00	152.11	29.99	0.00	0.00	30.00	0.00	0.00	1,930.09	6,323.17
2027	1.00	126.05	24.85	0.00	0.00	30.00	0.00	0.00	1,594.21	7,268.90
2028	1.00	106.69	21.03	0.00	0.00	30.00	0.00	0.00	1,344.74	7,993.88
2029	1.00	91.80	18.10	0.00	0.00	30.00	0.00	0.00	1,152.90	8,558.88
2030	1.00	80.06	15.78	0.00	0.00	30.00	0.00	0.00	1,001.61	9,005.11
2031	1.00	70.59	13.92	0.00	0.00	30.00	0.00	0.00	879.56	9,361.34
2032	1.00	62.84	12.39	0.00	0.00	30.00	0.00	0.00	779.75	9,648.36
2033	1.00	4.93	0.97	0.00	0.00	2.50	0.00	0.00	61.03	9,669.66

R=.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1,466.95	289.23	3,150.00	0.00	302.50	0.00	0.00	15,450.27	9,669.66

Major Phase :	Oil			Abandonment Date :	1/31/2033
Perfs:	0 - 0			Working fut:	1.00000000	Present Worth Profile (M$)
Initial Rate:	0.00	bbl/month		Revenue Int :	0.78000000	PW	5.00% :	12,080.63
Abandonment:	1,180.00	bbl/month		Disc. fuitial fuvest. (M$):	2,896.16	PW	8.00% :	10,543.39
Initial Decline :	0.00	%year	b = 0.000	ROinvestment (disc/undisc) :	4.34 / 5.90	PW	10.00% :	9,669.66
Beg Ratio:	0.000			Years to Payout:	1.69	PW	12.00% :	8,895.88
End Ratio:	2.741			Internal ROR (%):	200.60	PW	15.00% :	7,891.73
						PW	20.00% :	6,545.57

APPENDIX:

TTM WTI Spot Oil Price and Henry Hub Natural Gas Price Averages (shown in yellow)

INDEX	SOURCE	#	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
CRUDE OIL PRICES
($/Barrel)
WTI Posting	Plains
Monthly Index			48.29	55.61	59.14	58.12	61.54	67.89	69.30	64.19	67.87	77.62	74.57	67.97	79.16
12-mo Avg		#	35.56	36.26	38.93	42.55	45.58	48.33	51.00	53.13	55.78	59.25	62.32	64.34	66.92
SEC - 1st Day 12-mo Avg		#	35.00	35.17	36.49	39.92	43.57	46.26	49.21	52.02	54.17	57.26	61.29	63.04	65.27

GAS PRICES ($/MMBTU)
Henry Hub	Gas Daily
Monthly Index			2.480	2.770	2.870	2.590	2.930	2.980	3.620	4.050	4.380	5.850	6.220	5.460	4.010
12-mo Avg		#	2.104	2.178	2.266	2.346	2.441	2.546	2.723	2.906	3.056	3.368	3.637	3.850	3.978
SEC - 1st Day 12-mo Avg		#	2.013	2.081	2.158	2.224	2.323	3.708	2.597	2.775	2.943	3.269	3.462	3.598	3.708